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                                                                 EXHIBIT 4.1
                         CMC SECURITIES CORPORATION III,

                                                                         Issuer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO

                                                                         Trustee


                                    INDENTURE


                            Dated as of March 1, 1998


                                   Relating to


                       COLLATERALIZED MORTGAGE OBLIGATIONS

                              (Issuable in Series)

                           (Senior/Subordinate Bonds)








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                                TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS......................................................................2
     SECTION 1.1    General Definitions......................................................2
           "Accountant"......................................................................2
           "Accrual Date"....................................................................2
           "Act".............................................................................2
           "Accrued Bond Interest"...........................................................2
           "Administrator"...................................................................2
           "Advice"..........................................................................3
           "Affiliate".......................................................................3
           "Agent"...........................................................................3
           "Aggregate Certificate Balance"...................................................3
           "Aggregate Current Principal Amount"..............................................3
           "Aggregate Imputed Principal Balance".............................................3
           "Assumed Reinvestment Rate".......................................................3
           "Authenticating Agent"............................................................3
           "Available Funds".................................................................3
           "Bankruptcy Coverage Termination Date"............................................3
           "Bankruptcy Loss".................................................................4
           "Bankruptcy Loss Amount"..........................................................4
           "Beneficial Owner"................................................................4
           "Board of Directors"..............................................................4
           "Bondholder" or "Holder"..........................................................4
           "Bond Interest Rate"..............................................................4
           "Bond Redemption Date"............................................................4
           "Bond Register" and "Bond Registrar"..............................................4
           "Bonds"...........................................................................4
           "Book Entry Bonds"................................................................4
           "Book Entry Nominee"..............................................................4
           "Book Entry Termination"..........................................................4
           "Business Day"....................................................................4
           "Certificate".....................................................................5
           "Certificate Account".............................................................5
           "Certificate Principal Balance"...................................................5
           "Certificate Rate"................................................................5
           "Certificate Trustee".............................................................5
           "Class"...........................................................................5
           "Class Current Principal Balance".................................................5
           "Class Imputed Principal Balance".................................................5
           "Class Original Principal Amount".................................................5
           "Class Redemption Amount".........................................................6
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                                   (Continued)

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           "Clearing Agency".......................................................................6
           "Clearing Agency Participants"..........................................................6
           "Closing Date"..........................................................................6
           "Code"..................................................................................6
           "COFI"..................................................................................6
           "COFI Bond".............................................................................6
           "Collateral Group"......................................................................6
           "Collection Account"....................................................................6
           "Commission"............................................................................6
           "Compound Interest Bond"................................................................6
           "Conventional Certificate"..............................................................7
           "Conventional Certificate Prepayment Reserve Amount"....................................7
           "Corporate Trust Office"................................................................7
           "Cross-over Date".......................................................................7
           "Current Principal Amount"..............................................................7
           "Debt Service Reduction"................................................................7
           "Debt Service Requirement"..............................................................8
           "Deceased Holder Bonds".................................................................8
           "Default"...............................................................................8
           "Deficient Valuation"...................................................................8
           "Definitive Bonds"......................................................................8
           "Disqualified Organization".............................................................8
           "Distribution"..........................................................................8
           "Distribution Date".....................................................................8
           "Eligible Account"......................................................................8
           "Eligible Investments"..................................................................8
           "Eligible Substitute Certificate"......................................................10
           "ERISA"................................................................................10
           "ERISA Prohibited Bonds"...............................................................10
           "ERISA Restricted Bonds"...............................................................10
           "Event of Default".....................................................................10
           "Excess Bankruptcy Loss"...............................................................10
           "Excess Fraud Loss"....................................................................10
           "Excess Losses"........................................................................11
           "Excess Special Hazard Loss"...........................................................11
           "Expense Fund".........................................................................11
           "Expense Reserve Amount"...............................................................11
           "FHLMC"................................................................................11
           "First SAB Paydown Date"...............................................................11
           "FNMA".................................................................................11
           "Formula Rate Bond"....................................................................11
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           "Fraud Loss"....................................................................11
           "Fraud Loss Amount".............................................................11
           "Fraud Loss Coverage Termination Date"..........................................11
           "Future Value"..................................................................12
           "GNMA"..........................................................................12
           "Grant".........................................................................12
           "Guarantor".....................................................................12
           "Guaranty Agreement"............................................................12
           "Highest Lawful Rate"...........................................................12
           "Highest Priority Junior Class".................................................12
           "Holder"........................................................................12
           "Imputed Principal Balance".....................................................12
           "Indenture" or "this Indenture".................................................13
           "Independent"...................................................................13
           "Index".........................................................................13
           "Individual Bond"...............................................................13
           "Initial Interest Payment Date": ...............................................13
           "Interest Accrual Period".......................................................13
           "Interest Delay Period".........................................................14
           "Interest Determination Date"...................................................14
           "Interest Only Bond"............................................................14
           "Interest Payment Date".........................................................14
           "Interest Shortfall"............................................................14
           "Issuer"........................................................................14
           "Issuer Order" and "Issuer Request".............................................14
           "Issuer Resolution".............................................................14
           "Junior Bond"...................................................................14
           "Junior Bond Writedown Amount"..................................................14
           "Junior Imputed Principal Balance"..............................................15
           "Letter Agreement"..............................................................15
           "LIBOR".........................................................................15
           "LIBOR Bond"....................................................................15
           "LIBOR Interest Accrual Period".................................................15
           "Liquidated Mortgage Loan"......................................................15
           "Liquidation Proceeds"..........................................................15
           "Manager".......................................................................15
           "Maturity"......................................................................15
           "Maximum Bond Interest Rate Assumption".........................................15
           "Maximum Variable Interest Rate"................................................16
           "Month of Closing"..............................................................16
           "Monthly Payment"...............................................................16
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           "Mortgaged Properties"..........................................................16
           "Net Interest Shortfall"........................................................16
           "Net Liquidation Proceeds"......................................................16
           "New York Agent"................................................................16
           "New York Office"...............................................................16
           "Non-Disqualification Opinion"..................................................16
           "Non-permitted Foreign Holder"..................................................16
           "Non-U.S. Person"...............................................................16
           "Notional Amount"...............................................................17
           "Officers' Certificate".........................................................17
           "Opinion of Counsel"............................................................17
           "Original Principal Amount".....................................................17
           "Outstanding"...................................................................17
           "Overdue Bond"..................................................................18
           "Paying Agent"..................................................................18
           "Payment Date"..................................................................18
           "Payment Date Statement"........................................................18
           "Permitted Encumbrance".........................................................18
           "Person"........................................................................19
           "Plan"..........................................................................19
           "Pledged Account"...............................................................19
           "Pool Scheduled Principal Balance"..............................................19
           "Pooling and Administration Agreement"..........................................19
           "Predecessor Bonds".............................................................19
           "Prepayment Period".............................................................19
           "Principal Distribution Amount".................................................19
           "Principal Only Bond"...........................................................19
           "Principal Payment Date"........................................................19
           "Principal Prepayment"..........................................................19
           "Principal Receipts.............................................................19
           "Principal Reduction Date"......................................................20
           "Proceeding"....................................................................20
           "Qualified GIC".................................................................20
           "Qualified Liquidation".........................................................20
           "Qualified Nominee".............................................................20
           "Rating Agency" or "Rating Agencies"............................................21
           "Realized Losses"...............................................................21
           "Record Date"...................................................................21
           "Redemption Date"...............................................................21
           "Redemption Price"..............................................................21
           "Reference Bank"................................................................21
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           "Reinvestment Income"...........................................................22
           "REMIC".........................................................................22
           "REMIC Loss"....................................................................22
           "REMIC Provisions"..............................................................22
           "Remittance Date"...............................................................22
           "Reserve Interest Rate".........................................................22
           "Residual Bond".................................................................22
           "Residual Interest".............................................................22
           "Residual Interest Holders".....................................................22
           "Responsible Officer"...........................................................22
           "Restricted Bond"...............................................................23
           "SAB Amount"....................................................................23
           "SAB Bond"......................................................................23
           "SAB Payment Date"..............................................................23
           "SAB Principal Payment".........................................................23
           "Sale"..........................................................................23
           "Schedule of Certificates"......................................................23
           "Scheduled Principal Balance"...................................................23
           "Senior Bond"...................................................................23
           "Series"........................................................................23
           "Series Supplement".............................................................23
           "Special Hazard Loss"...........................................................24
           "Special Hazard Loss Amount"....................................................24
           "Special Hazard Coverage Termination Date"......................................24
           "Special Payment Date"..........................................................24
           "Special Payment Date Statement"................................................24
           "Special Record Date"...........................................................24
           "Startup Day"...................................................................24
           "Stated Maturity"...............................................................24
           "Straight Pass-Through Conventional Certificate"................................24
           "Tender Date"...................................................................25
           "Trust Estate"..................................................................25
           "Trust Indenture Act" or "TIA"..................................................25
           "Trustee".......................................................................25
           "Uncertificated Certificate"....................................................25
           "Unpaid Interest"...............................................................25
           "Variable Rate Bond Redemption Price"...........................................25
           "Variable Rate Bonds"...........................................................25
           "Variable Rate Interest Accrual Period".........................................25
           "Vice President"................................................................25
           "Voting Record Date"............................................................26
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     SECTION 1.2         RESERVED.........................................................26
     SECTION 1.3         Calculations Respecting Mortgage Loans Underlying Certificates...26

ARTICLE II - THE BONDS....................................................................28
     SECTION 2.1         Forms Generally..................................................28
     SECTION 2.2         Form of Trustee's Certificate of Authentication..................28
     SECTION 2.3         Bonds Issuable in Series and Classes; General Provisions with
                         Respect to Principal and Interest Payments.......................29
     SECTION 2.4         Denominations....................................................36
     SECTION 2.5         Execution, Authentication, Delivery and Dating...................36
     SECTION 2.6         Temporary Bonds..................................................36
     SECTION 2.7         Registration, Registration of Transfer and Exchange..............37
     SECTION 2.8         Mutilated, Destroyed, Lost or Stolen Bonds.......................38
     SECTION 2.9         Payments of Principal and Interest...............................39
     SECTION 2.10        Persons Deemed Owners............................................45
     SECTION 2.11        Cancellation.....................................................45
     SECTION 2.12        Authentication and Delivery of Bonds.............................45
     SECTION 2.13        Book Entry Bonds.................................................51
     SECTION 2.14        Termination of Book Entry System.................................52
     SECTION 2.15        Restrictions on Transfer of Certain Classes of Bonds.............53

ARTICLE III - COVENANTS...................................................................56
     SECTION 3.1         Payment of Bonds.................................................56
     SECTION 3.2         Maintenance of Office or Agency..................................56
     SECTION 3.3         Money for Bond Payments to Be Held in Trust......................57
     SECTION 3.4         Corporate Existence..............................................59
     SECTION 3.5         Protection of Trust Estate.......................................59
     SECTION 3.6         Opinions as to Trust Estate......................................60
     SECTION 3.7         Performance of Obligations.......................................61
     SECTION 3.8         Negative Covenants...............................................61
     SECTION 3.9         Annual Statement as to Compliance................................62
     SECTION 3.10        Contribution of Assets...........................................63
     SECTION 3.11        Successor Substituted............................................63

ARTICLE IV - SATISFACTION AND DISCHARGE...................................................64
     SECTION 4.1         Satisfaction and Discharge of Indenture..........................64
     SECTION 4.2         Application of Trust Money.......................................65
     SECTION 4.3         REMIC Matters....................................................66
     SECTION 4.4         Reinstatement....................................................68
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ARTICLE V - DEFAULTS AND REMEDIES............................................................69
     SECTION 5.1         Event of Default....................................................69
     SECTION 5.2         Acceleration of Maturity; Rescission and Annulment..................70
     SECTION 5.3         Proceedings.........................................................72
     SECTION 5.4         Remedies............................................................72
     SECTION 5.5         [Reserved]..........................................................73
     SECTION 5.6         Trustee May File Proofs of Claim....................................73
     SECTION 5.7         Trustee May Enforce Claims without Possession of Bonds..............73
     SECTION 5.8         Application of Money Collected......................................74
     SECTION 5.9         Limitation on Suits.................................................75
     SECTION 5.10        Restoration of Rights and Remedies..................................76
     SECTION 5.11        Rights and Remedies Cumulative......................................76
     SECTION 5.12        Delay or Omission Not Waiver........................................76
     SECTION 5.13        Control by Bondholders..............................................76
     SECTION 5.14        Waiver of Past Defaults.............................................77
     SECTION 5.15        Undertaking for Costs...............................................78
     SECTION 5.16        Waiver of Stay or Extension Laws....................................78
     SECTION 5.17        Sale of Trust Estate................................................78
     SECTION 5.18        Action on Bonds.....................................................81
     SECTION 5.19        No Recourse to Other Trust Estates or Other Assets of the Issuer....81
     SECTION 5.20        Application of the TIA..............................................81

ARTICLE VI - THE TRUSTEE.....................................................................82
     SECTION 6.1         Duties of Trustee...................................................82
     SECTION 6.2         Notice of Default...................................................83
     SECTION 6.3         Rights of Trustee...................................................83
     SECTION 6.4         Not Responsible for Recitals or Issuance of Bonds...................84
     SECTION 6.5         May Hold Bonds......................................................84
     SECTION 6.6         Money Held in Trust.................................................84
     SECTION 6.7         Compensation and Reimbursement......................................84
     SECTION 6.8         Disqualification; Conflicting Interests.............................86
     SECTION 6.9         Eligibility; Trustee's Capital and Surplus..........................87
     SECTION 6.10        Resignation and Removal; Appointment of Successor...................87
     SECTION 6.11        Acceptance of Appointment by Successor..............................88
     SECTION 6.12        Merger, Conversion, Consolidation or Succession to Business of
                         Trustee.............................................................89
     SECTION 6.13        Preferential Collection of Claims Against Issuer....................89
     SECTION 6.14        Co-trustees and Separate Trustees...................................90
     SECTION 6.15        Authenticating Agents...............................................91
     SECTION 6.16        Alternate Trustees..................................................92
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ARTICLE VII - BONDHOLDERS' LISTS AND REPORTS...................................................93
     SECTION 7.1         Issuer to Furnish Trustee Names and Addresses of Bondholders..........93
     SECTION 7.2         Preservation of Information; Communications to Bondholders............93
     SECTION 7.3         Reports by Trustee....................................................93
     SECTION 7.4         Reports by Issuer.....................................................94

ARTICLE VIII - ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL,
                         AND RELEASES..........................................................95
     SECTION 8.1         Collection of Moneys..................................................95
     SECTION 8.2         Collection Accounts...................................................95
     SECTION 8.3         Reserved..............................................................98
     SECTION 8.4         Reserved..............................................................98
     SECTION 8.5         Reserved..............................................................98
     SECTION 8.6         General Provisions Regarding Pledged Accounts.........................98
     SECTION 8.7         Reports by Trustee to Bondholders....................................101
     SECTION 8.8         Reports by Trustee...................................................102
     SECTION 8.9         Reports by Independent Accountants...................................102
     SECTION 8.10        Expense Fund.........................................................103
     SECTION 8.11        Substitution of Certificates with Eligible Substitute Certificates...104

ARTICLE IX - SUPPLEMENTAL INDENTURES..........................................................106
     SECTION 9.1         Supplemental Indentures without Consent of Bondholders...............106
     SECTION 9.2         Supplemental Indentures with Consent of Bondholders..................108
     SECTION 9.3         Execution of Supplemental Indentures.................................109
     SECTION 9.4         Effect of Supplemental Indentures....................................110
     SECTION 9.5         Conformity with Trust Indenture Act..................................110
     SECTION 9.6         Reference in Bonds to Supplemental Indentures........................110
     SECTION 9.7         Amendments to Governing Documents....................................110

ARTICLE X - REDEMPTION OF BONDS...............................................................112
     SECTION 10.1        Redemption...........................................................112
     SECTION 10.2        Form of Redemption Notice............................................112
     SECTION 10.3        Bonds Payable on Payment Date........................................112
     SECTION 10.4        Right of Redemption by Holder........................................113
     SECTION 10.5        Withdrawal of Requests...............................................115
     SECTION 10.6        Redemption Register..................................................116
     SECTION 10.7        Reserved.............................................................116
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ARTICLE XI - MISCELLANEOUS..................................................................117
     SECTION 11.1        Compliance Certificates and Opinions...............................117
     SECTION 11.2        Form of Documents Delivered to Trustee.............................117
     SECTION 11.3        Acts of Bondholders................................................118
     SECTION 11.4        Notices, etc. to Trustee and Issuer................................119
     SECTION 11.5        Notices and Reports to Bondholders; Waiver of Notices..............120
     SECTION 11.6        Rules by Trustee and Agents........................................120
     SECTION 11.7        Conflict with Trust Indenture Act..................................120
     SECTION 11.8        Effect of Headings and Table of Contents...........................120
     SECTION 11.9        Successors and Assigns.............................................121
     SECTION 11.10       Severability.......................................................121
     SECTION 11.11       Benefits of Indenture..............................................121
     SECTION 11.12       Legal Holidays.....................................................121
     SECTION 11.13       GOVERNING LAW......................................................121
     SECTION 11.14       Counterparts.......................................................122
     SECTION 11.15       Recording of Indenture.............................................122
     SECTION 11.16       Corporate Obligation...............................................122
     SECTION 11.17       Inspection.........................................................122
     SECTION 11.18       Usury..............................................................122
     SECTION 11.19       REMIC Status.......................................................123
     SECTION 11.20       Reserved...........................................................123
     SECTION 11.21       Appointment of Tax Matters Partner.................................123
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         INDENTURE, dated as of March 1, 1998 (herein, as amended or supplemented from time to time as permitted hereby, called this "Indenture"), between CMC Securities Corporation III, a Delaware corporation (herein, together with its permitted successors and assigns, called the "Issuer"), and The First
National Bank of Chicago, as trustee (herein, together with its permitted successors in the trusts hereunder, called the "Trustee").


                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for one or more series (a "Series") of its Collateralized Mortgage Obligations ("Bonds"), issuable as provided in this Indenture. Each Series of such Bonds will be issued only under a separate supplement to this Indenture duly executed and delivered by the Issuer and the Trustee and limited to the amount therein described. Each Series of Bonds shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate (as defined herein) relative thereto as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Bonds. All covenants and agreements made by the Issuer herein are for the benefit and security of the holders of the Bonds. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.






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                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1       General Definitions.

         Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below (as supplemented, to the extent indicated below, by the provisions of the Series Supplement for a particular Series) for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever any reference is made to an amount the determination or calculation of which is governed by Section 1.3, the provisions of Section 1.3 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.3, unless some other method of calculation or determination is expressly specified in the particular provision. Whenever reference is made herein to an Event of Default or Default necessitating or involving action by the Trustee, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge pursuant to Section 6.1(d). All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

         "Accountant": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

         "Accrual Date": With respect to any Series, the date upon which interest begins accruing on the Bonds of such Series, as specified in such Bonds and the related Series Supplement.

         "Act":  With respect to any Bondholder, as defined in Section 11.3.

         "Accrued Bond Interest": With respect to any Bond of a Series, other than a Principal Only Bond, on any Interest Payment Date an amount equal to the interest accrued on the Imputed Principal Balance or Notional Amount, as applicable, thereof prior to such Interest Payment Date during the related Interest Accrual Period at the applicable Bond Interest Rate, less such Bond's share of any Net Interest Shortfalls and the interest portion of any Excess Losses and Realized Losses incurred on the mortgage loans underlying the Conventional Certificates securing such Series in the calendar month preceding the month in which such Interest Payment Date occurs and which are then allocable to the Class of such Bonds, in accordance with the provisions of the related Series Supplement. Interest accrued on a Bond for the purposes of this definition shall be calculated on the basis of a 360-day year consisting of twelve months of thirty days each.

         "Administrator": As to each Series and at any relevant time, the Person then acting as administrator under the Pooling and Administration Agreement applicable to such Series.




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         "Advice": With respect to an Uncertificated Certificate, an instrument or instruments evidencing and acknowledging the transfer or pledge of such Uncertificated Certificate to the Trustee, issued by one or more entities maintaining books on which transfers or pledges of such Uncertificated Certificate are recorded in accordance with applicable statutes and regulations.

         "Affiliate": of any specified Person: Any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent":  Any Bond Registrar, Paying Agent or Authenticating Agent.

         "Aggregate Certificate Balance": With respect to the Certificates securing a Series, the aggregate of the Certificate Principal Balances for all such Certificates as of the date of determination.

         "Aggregate Current Principal Amount": With respect to any Series, the sum of the Class Current Principal Amounts of all Classes of Bonds of such Series Outstanding at the time of determination.

         "Aggregate Imputed Principal Balance": With respect to any Series, the sum of the Class Imputed Principal Balances of all Classes of Bonds of such Series Outstanding at the time of determination.

         "Assumed Reinvestment Rate": With respect to any Series for any period, the respective percentage or percentages per annum, if any, specified in the related Series Supplement, compounded monthly unless otherwise specified in the related Series Supplement.

         "Authenticating Agent": With respect to any particular Series, the Person, if any, named as Authenticating Agent for such Series in the related Series Supplement or appointed by the Trustee at the request of the Issuer pursuant to Section 6.15, until any successor Authenticating Agent for such Series is named, and thereafter "Authenticating Agent" shall mean such successor.

         "Available Funds": With respect to a Series of Bonds, as defined in the Series Supplement relative thereto.

         "Bankruptcy Coverage Termination Date": With respect to any relevant Series of Bonds, the earlier of (a) the Payment Date on which the amount of Bankruptcy Losses incurred on the mortgage loans underlying the Conventional Certificates securing such Series of Bonds and not previously deducted from the Bankruptcy Loss Amount relative to such Series of Bonds equals or exceeds such Bankruptcy Loss Amount on such Payment Date, and (b) the Cross-over Date relative to such Series of Bonds.




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         "Bankruptcy Loss": Unless otherwise specified in the related Series
Supplement, a loss incurred on a mortgage loan underlying a Conventional Certificate securing a Series of Bonds as a consequence of a Debt Service Reduction or a Deficient Valuation.

         "Bankruptcy Loss Amount": With respect to any relevant Series of Bonds, the amount specified in the related Series Supplement, as adjusted from time to time in accordance with such Series Supplement.

         "Beneficial Owner": With respect to a Book Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Clearing Agency for the Class or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Board of Directors": Either the Board of Directors of the Issuer or the Executive Committee or Finance Committee, if any, of that Board.

         "Bondholder" or "Holder": The Person in whose name a Bond is registered in the Bond Register.

         "Bond Interest Rate": With respect to any Series or Class, the annual rate at which interest accrues on the Bonds of such Series or Class, as specified in the related Series Supplement.

         "Bond Redemption Date": With respect to a Series of Bonds, as defined in the Series Supplement relative thereto.

         "Bond Register" and "Bond Registrar": As defined in Section 2.7.

         "Bonds": Any bonds authorized by, and authenticated and delivered under, this Indenture.

         "Book Entry Bonds": As specified in the related Series Supplement, Bonds of any Class which are issued in book entry form and held in the form of a single certificate issued in the name of a Clearing Agency registered with the Commission.

         "Book Entry Nominee":  As defined in Section 2.15.

         "Book Entry Termination": The time at which the book entry registration of the Book Entry Bonds shall terminate, as specified in Section 2.14.

         "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the City of New York or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed, or as otherwise set forth in the related Series Supplement.

         "Certificate": A Conventional Certificate which is Granted to the Trustee under this Indenture and the related Series Supplement as security for a particular Series. The term "Certificates" means all of the Conventional Certificates (if any) Granted to the Trustee under this Indenture and the related Series Supplement as security for a particular Series. The term "outstanding Certificates" as of any date means all of the Certificates other than any Certificates which have been fully paid as of such date.

         "Certificate Account": With respect to a Series of Bonds collateralized by Conventional Certificates, the account designated as the Certificate Account in respect thereof in the related Pooling and Administration Agreement.

         "Certificate Principal Balance": As of the date of any determination with respect to any Certificate, the aggregate of the Scheduled Principal Balances of the mortgage loans underlying such Certificate at such time.

         "Certificate Rate": With respect to any Certificate, the pass-through rate of interest payable to the holder thereof as indicated thereon. In the event that any Certificate provides for a pass-through rate of interest which is calculated on a mortgage loan by mortgage loan basis (equal as to each such mortgage loan to the interest rate borne thereby less the servicing, Certificate Trustee and other fees specified in such Certificate) the Certificate Rate for such Certificate at the time of any determination shall be the weighted average of such individual mortgage loan coupon rates less such servicing, certificate trustee and other fees, as applicable.

         "Certificate Trustee": With respect to any Series of Bonds collateralized by Conventional Certificates, the entity designated as Trustee under the related Pooling and Administration Agreement.

         "Class": With respect to any Series, each subdivision of the Bonds created pursuant to the related Series Supplement, such subdivisions having the characteristics and designations set forth in such related Series Supplement.

         "Class Current Principal Balance": With respect to any Class of Bonds of any Series, and as of any date of determination, the sum of the Current Principal Amounts of all Outstanding Bonds of such Class at such date.

         "Class Imputed Principal Balance": With respect to any Class of Bonds of a Series as of any date of determination, the sum of the Imputed Principal Balance of all Outstanding Bonds of such Class at such date.

         "Class Original Principal Amount": With respect to any Class of Bonds of a Series, the aggregate Original Principal Amount of the Bonds of such Class on the date of issuance thereof, as specified in the related Series Supplement.

         "Class Redemption Amount": With respect to any Class or Classes of Bonds of any Series, the amount or amounts described in Section 10.4(b) hereof and determined in accordance with the provisions of the applicable Series Supplement.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder. The Clearing Agency for any Class of Book Entry Bonds will be specified in the related Series Supplement.

         "Clearing Agency Participants": The entities for whom the Clearing Agency will maintain book entry records of ownership and transfer of Book Entry Bonds, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

         "Closing Date": With respect to any Series, the date on which Bonds of such Series are first executed, authenticated and delivered.

         "Code": The Internal Revenue Code of 1986, as it may be amended from time to time and as it may be interpreted under regulations promulgated by the Treasury Department and published rulings issued by the United States Internal Revenue Service from time to time.

         "COFI": The per annum rate equal to the monthly weighted average cost of funds for member institutions of the Eleventh District of the Federal Home Loan Bank System, as published by the Federal Home Loan Bank of San Francisco.

         "COFI Bond": With respect to any relevant Series, any Bond thereof the interest rate on which is determined by reference to COFI, as specified in the related Series Supplement.

         "Collateral Group": With respect to any Series, a group of one or more outstanding Certificates and/or any other assets which may be included in the Trust Estate securing such Series which have the characteristics described in the related Series Supplement.

         "Collection Account": With respect to any Series, the trust account or accounts created and maintained pursuant to Section 8.2, which account shall be an Eligible Account.

         "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "Compound Interest Bond": A Bond on which interest accrues and is added to the principal of such Bond on each related Interest Payment Date through the Initial Interest Payment Date for such Bond, but with respect to which neither interest nor principal is due or payable until such Initial Interest Payment Date.

         "Conventional Certificate": A conventional mortgage pass through certificate administered by the Administrator for a particular Series (or one of the Administrators if there is more than one for a particular Series) and representing a fractional undivided interest in a pool of conventional mortgage loans secured by single family (one-to-four unit) or multifamily residences, which certificate is Granted to the Trustee under this Indenture and the related Series Supplement as security for such Series. The term "outstanding Conventional Certificates" as of any date means the Conventional Certificates other than the Conventional Certificates which have been fully paid as of such date.

         "Conventional Certificate Prepayment Reserve Amount": With respect to the Straight Pass-Through Conventional Certificates, if any, securing a Series at any time, an amount equal to interest for such period of time, if any, as may be specified in the related Series Supplement, at the respective Certificate Rates for such Conventional Certificates, on their respective Certificate Principal Balances as of the date of determination.

         "Corporate Trust Office": The principal corporate trust office of the Trustee located at One National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
Attention: Corporate Trust Department or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee.

         "Cross-over Date": With respect to a Series of Bonds, unless otherwise specified in the Series Supplement relative thereto, the Payment Date on which the Class Imputed Principal Balances of all Classes of Junior Bonds of such Series have been reduced to zero.

         "Current Principal Amount": With respect to any Bond of any Series as of any date of determination, the sum of:

                  (a) the Original Principal Amount of such Bond, and

                  (b) if such Bond is a Compound Interest Bond, the aggregate amount of interest, if any, accrued on such Bond and added to the principal thereof on each Interest Payment Date for such Series through the Interest Payment Date immediately preceding such date of determination, reduced by all prior payments, if any, made with respect to principal (including payments with respect to amounts previously added to principal as described in clause (b) above) of such Bond.

         "Debt Service Reduction": With respect to a mortgage loan underlying the Conventional Certificates securing a Series, as defined in the related Pooling and Administration Agreement.

         "Debt Service Requirement": Except as otherwise provided in the related Series Supplement, with respect to a particular Payment Date for a Series, the Available Funds.

         "Deceased Holder Bonds": Bonds as to which redemption is requested pursuant to Section 10.4 by the personal representative, surviving joint tenant or surviving tenant by the entirety of a deceased Holder.

         "Default": Any occurrence which is, or with the giving of notice or the lapse of time or both would become, an Event of Default.

         "Deficient Valuation": With respect to a mortgage loan underlying any Conventional Certificate securing a Series of Bonds, as defined in the related Pooling and Administration Agreement.

         "Definitive Bonds":  Bonds other than Book Entry Bonds.

         "Disqualified Organization": (i) the United States, any State or political subdivision hereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a farmer's cooperative described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code and not subject to the tax imposed by Section 511 of the Code; (iii) any rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code; or (iv) any other person whose holding of the residual interests of the REMIC may cause the REMIC to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the residual interests to such person. For purposes of clause (i) of the previous sentence, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and
(ii) a majority of the board of directors of such corporation is not selected by the United States or any State or political subdivision (except that this clause
(ii) shall not apply to the Federal Home Loan Mortgage Corporation).

         "Distribution": With respect to any Certificate, the amount of the monthly remittance payable to the holder of such Certificate in accordance with its terms.

         "Distribution Date": The date on which a particular Distribution is payable to the holder of the related Certificate in accordance with its terms, as more particularly described in the related Series Supplement.

         "Eligible Account": With respect to any Series, as defined in the related Pooling and Administration Agreement.

         "Eligible Investments": Except to the extent expanded or restricted by the Series Supplement for the Series of which such obligations or securities form part of the Trust Estate, each of the following:

                    (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                   (ii) repurchase agreements on obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time of purchase rated by the Rating Agency in its highest long-term rating category;

                  (iii) certificates of deposit, time deposits and bankers acceptances of any United States bank or trust company incorporated under the laws of the United States or any state, including the Trustee; provided that the debt obligations of such bank or trust company (or, in the case of a subsidiary in a bank holding system, debt obligations of the bank holding company) at the date of the acquisition thereof have been rated by the Rating Agency in its highest long-term rating category;

                   (iv) pooled or common trust funds of the Trustee, acting as trustee and custodian and not in its commercial capacity and representing ownership solely of the investments listed in clauses (i) through (iii) above which have been approved by any Rating Agency requesting to review such funds; any pooled or common trust funds which provide for demand withdrawals shall be conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth in this Indenture;

                    (v) deposits, including deposits with the Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

                   (vi) participation certificates and senior debt obligations issued by FHLMC;

                  (vii) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Trustee, which has an original maturity of not more than 365 days and which, at the time of purchase, is rated by the Rating Agency in its highest short-term rating category;

                 (viii) debt obligations rated by the Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (iii) above with depository institutions which have debt obligations rated by the Rating Agency in its highest long-term rating category);

                   (ix) money market funds which, at the time of purchase, are rated AAA/m by Standard & Poor's and by the Rating Agency (or, if the Rating Agency is Duff & Phelps Credit Rating Co., by Moody's Investors Service, Inc.) in its highest long-term rating category, and which funds invest only in other Eligible Investments, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth in this Indenture; or

                    (x) any other demand, money market or time deposit obligation, security or investment which is acceptable to each of the Rating Agencies rating such obligation, security or investment.

         provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that if any such instrument is redeemable by the issuer thereof, it shall not be redeemable at less than par and if redeemable by any party, such redemption must be without penalty or discount.

If the Bonds are rated by more than one Rating Agency, each reference in this definition of "Eligible Investments" to the Rating Agency shall be construed, in the case of each of subparagraphs (ii), (iii), (iv), (vii), (viii), (ix) and
(x), as a reference to each Rating Agency rating the Bonds that has assigned a rating to the type of Eligible Investments referred to in such subparagraph.

         "Eligible Substitute Certificate": A Certificate Granted pursuant to
Section 8.11 for one or more Certificates previously Granted to the Trustee as collateral for a Series of Bonds, which substituted Certificate, unless otherwise specified in the related Series Supplement (i) is a Certificate issued by the same entity (i.e., sponsor of conventional pass-through certificates) which issued the Certificate for which it is substituted; (ii) has an annual interest rate (pass-through rate) which is not more than 1% greater or not more than 1% less than the interest rate of the Certificate for which it is substituted; (iii) has scheduled Distributions for each Distribution Date subsequent to the Distribution Date on or preceding which such substitution occurs which will not cause any Class of Bonds of such Series to be paid in full later than the Stated Maturity of such Class of Bonds; (iv) has a maturity date not earlier than one year prior to, and in no event later than, the maturity date of the Certificate for which it is substituted; and (v) the outstanding Certificate Principal Balance of which is at least equal to the outstanding Certificate Principal Balance of the Certificate for which it is substituted.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Prohibited Bonds": With respect to a Series of Bonds, the Classes of Bonds designated as such in the related Series Supplement.

         "ERISA Restricted Bonds": With respect to a Series of Bonds, the Classes of Bonds designated as such in the related Series Supplement.

         "Event of Default":  The meaning specified in Section 5.1.

         "Excess Bankruptcy Loss": With respect to a Series of Bonds and any Payment Date in respect thereof on which a Bankruptcy Loss or Bankruptcy Losses is or are allocable to the Bonds of such Series, the amount, if any, by which such Bankruptcy Loss or Bankruptcy Losses exceeds or exceed the applicable Bankruptcy Loss Amount (excluding the principal portion of any Debt Service Reductions that would otherwise be included in such excess amount).

         "Excess Fraud Loss": With respect to a Series of Bonds and any Payment Date in respect thereof on which a Fraud Loss or Fraud Losses is or are allocable to the Bonds of such Series, the amount, if any, by which such Fraud Loss or Fraud Losses exceeds or exceed the applicable Fraud Loss Amount.

         "Excess Losses": With respect to a Series of Bonds and a Payment Date, an amount equal to the sum of Excess Bankruptcy Losses (other than Debt Service Reductions), Excess Fraud Losses and Excess Special Hazard Losses.

         "Excess Special Hazard Loss": With respect to a Series of Bonds and any Payment Date in respect thereof on which a Special Hazard Loss is allocable to the Bonds of such Series, the amount, if any, by which such Special Hazard Loss or Special Hazard Losses exceeds or exceed the applicable Special Hazard Loss Amount.

         "Expense Fund": With respect to any Series, the account, if any, required to be created and maintained with the Trustee pursuant to Section 8.1 which account shall be an Eligible Account.

         "Expense Reserve Amount": With respect to any Series, the amount, if any, specified in the related Series Supplement.

         "FHLMC": Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         "First SAB Paydown Date": With respect to a Class of SAB Bonds, the first Principal Payment Date for such Class as specified in the related Series Supplement.

         "FNMA": Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         "Formula Rate Bond": A Bond, if any, designated as such in a Series Supplement.

         "Fraud Loss": With respect to any Series and any mortgage loan underlying a Conventional Certificate collateralizing such Series, a loss on such Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation in connection with such mortgage loan, including loss by reason of the denial of coverage under any related primary mortgage insurance policy because of such fraud, dishonesty or misrepresentation.

         "Fraud Loss Amount": With respect to any relevant Series of Bonds, the amount specified in the related Series Supplement, as adjusted from time to time in accordance with such Series Supplement.

         "Fraud Loss Coverage Termination Date": With respect to any relevant Series of Bonds, the earlier of (a) the Payment Date on which the amount of Fraud Losses incurred on the mortgage loans underlying the Conventional Certificates securing such Series of Bonds and not previously deducted from the Fraud Loss Amount relative to such Series of Bonds, equals or exceeds the Fraud Loss Amount on such Payment Date, and (b) the Cross-over Date relative to such Series of Bonds.

         "Future Value": With respect to any cash or Eligible Investment held or to be deposited in a Pledged Account for a Series, as of any particular date subsequent to the date of determination, the sum of such cash or Eligible Investment and the investment income which can be earned thereon to such subsequent date, determined in accordance with such assumptions or requirements as may be specified in the related Series Supplement.

         "GNMA": The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development, or any successor thereto.

         "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of a Certificate or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments in respect of such Certificate and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guarantor": The party to a Guaranty Agreement with the Issuer and the Trustee.

         "Guaranty Agreement": As to any Series or any Class of Bonds of any Series which is directly insured, guaranteed or otherwise backed, the insurance policy, surety bond, letter of credit or similar agreement pursuant to which such insurance, guaranty or other backing is furnished.

         "Highest Lawful Rate":  As defined in Section 11.18.

         "Highest Priority Junior Class": At any time and with respect to any Series, that Class of Junior Bonds having (a) the then highest priority of payment of principal under the related Series Supplement (determined without regard to any acceleration pursuant to Article V) and (b) a Class Imputed Principal Balance greater than zero.

         "Holder":  A Bondholder.

         "Imputed Principal Balance": With respect to a Bond of a Series as of any date of determination, the amount equal to the lesser of (a) the Current Principal Amount of such Bond at such date or, in the case of an Interest Only Bond, the Notional Amount thereof at such date, and (b) the Original Principal Amount of such Bond or, in the case of an Interest Only Bond, the Notional Amount thereof on the date of issuance thereof, plus, in the case of a Compound Interest Bond, the aggregate amount of interest, if any, accrued on such Bond and added to the principal thereof on each Interest Payment Date for such Series through the Interest Payment Date immediately preceding such date of determination, less the sum of (i) all amounts paid on account of principal on such Bond, or, in the case of an Interest Only Bond, applied in reduction of the Notional Amount thereof, prior to such date of determination; (ii) all Realized Losses allocated to such Bond, or, in the case of an Interest Only Bond, applied in reduction of the Notional Amount thereof, prior to such date of determination which remain unpaid on such date of determination; and (iii) the portion of any Junior Bond Writedown Amount allocated to such Bond prior to such date of determination.

         "Indenture" or "this Indenture": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Independent": When used with respect to any specified Person means such a Person who (1) is in fact independent of the Issuer and any other obligor upon the Bonds, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (3) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

         "Index": With respect to a Series of Bonds a Class or Classes of which are Variable Rate Bonds the interest rate on which is determined from time to time by reference to a predetermined index, as defined in the related Series Supplement.

         "Individual Bond": With respect to a Class of Bonds of a Series, as defined in the related Series Supplement.

         "Initial Interest Payment Date": With respect to any Class of Compound Interest Bonds of any Series, the Principal Payment Date on which the outstanding principal of the Class of Bonds of such Series whose final installment of principal has the latest Stated Maturity of principal prior to the Stated Maturity of the final installment of principal of such Class of Compound Interest Bonds is paid in full.

         "Interest Accrual Period": With respect to any Payment Date or Redemption Date for a Series of Bonds, the period specified in the related Series Supplement for which interest accrued on the Outstanding Bonds of such Series, or a certain Class thereof, as specified in the related Series Supplement, during such period is to be paid or, if applicable, deferred and added to principal, including, unless expressly stated to the contrary or the context otherwise requires, each Variable Rate Interest Accrual Period.

         "Interest Delay Period": With respect to any Class of Bonds of a Series, the length of time, if any, between the end of each Interest Accrual Period and the day immediately preceding the corresponding Interest Payment Date.

         "Interest Determination Date": With respect to any Class or Classes of Variable Rate Bonds of a Series, the date specified in the related Series Supplement on which the Bond Interest Rate at which interest shall accrue on such Variable Rate Bonds during the next succeeding Variable Rate Interest Accrual Period is determined.

         "Interest Only Bond": A Bond of a Series which is entitled only to payments of interest thereon on the basis of the Notional Amount thereof, and on which no principal is payable, as more particularly described in the related Series Supplement.

         "Interest Payment Date": As to any Series or Class, any date specified in the related Series Supplement as one of the fixed dates on which an installment of interest on the Bonds of such Series or Class is due and payable to the extent of Available Funds on such date.

         "Interest Shortfall": Unless otherwise specified in the related Series Supplement, with respect to a mortgage loan underlying a Conventional Certificate securing a Series of Bonds, as defined in the related Pooling and Administration Agreement.

         "Issuer": CMC Securities Corporation III, a Delaware corporation, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its Chairman, President, or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Issuer Resolution": A copy of a resolution certified by the Chairman, President, any Vice President, Secretary or any Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Junior Bond": With respect to a Series of Bonds, a Bond of a Class of such Series which Class is subordinated in right of payment of principal and/or interest to the Classes of Senior Bonds of such Series, as more particularly described in the related Series Supplement.

         "Junior Bond Writedown Amount": Except as otherwise specified in the related Series Supplement, with respect to any Class of Junior Bonds of a Series and a Payment Date, the amount by which the sum of the Class Imputed Principal Balances of all Classes of Bonds of such Series, after reducing such Class Imputed Principal Balances on such Payment Date by payments of principal then made thereon and the allocation of Realized Losses then allocable thereto, exceeds the related Pool Scheduled Principal Balance of the Mortgage Loans underlying the Conventional Certificates collateralizing such Series of Bonds.

         "Junior Imputed Principal Balance": With respect to a Series of Bonds and a Payment Date, the amount equal to the sum of the Class Imputed Principal Balances of the Junior Bonds outstanding at such time.

         "Letter Agreement": With respect to a Class of Book Entry Bonds, the letter agreement among the Issuer, the Trustee and the Clearing Agency governing book entry transfers of, and certain other matters with respect to, such Book Entry Bonds and attached as an exhibit to the related Series Supplement.

         "LIBOR": As set forth in the related Series Supplement for any Class of Variable Rate Bonds the Bond Interest Rate on which is determined by reference to the London Interbank Offered Rate from time to time, as determined in the manner specified in the related Series Supplement.

         "LIBOR Bond": With respect to any relevant Series, any Bond thereof the interest rate on which is determined by reference to LIBOR, as specified in the related Series Supplement.

         "LIBOR Interest Accrual Period": With respect to any Class of LIBOR Bonds of a Series, the interest accrual period in respect thereof, as specified in the related Series Supplement.

         "Liquidated Mortgage Loan": With respect to a Series of Bonds collateralized by Conventional Certificates, as defined in the related Pooling and Administration Agreement.

         "Liquidation Proceeds": With respect to a Series of Bonds collateralized by Conventional Certificates, as defined in the related Pooling and Administration Agreement.

         "Manager": The entity, if any, specified in the related Series Supplement which shall perform certain administrative functions with respect to a Series of the Bonds.

         "Maturity": With respect to any Bond, the date on which the entire unpaid principal amount of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

         "Maximum Bond Interest Rate Assumption": With respect to any relevant Series and any relevant Class or Classes of Variable Rate Bonds, if any, for any Variable Rate Interest Accrual Period for which the applicable interest rate on such Variable Rate Bonds has not yet been determined in accordance with Section 2.3, an assumed interest rate on such Bonds as specified in the related Series Supplement.

         "Maximum Variable Interest Rate": With respect to any relevant Series and any relevant Class or Classes of Variable Rate Bonds thereof, the Bond Interest Rate specified as such for any Class of Variable Rate Bonds in the related Series Supplement.

         "Month of Closing": With respect to any Series, the month in which the Closing Date occurs.

         "Monthly Payment": With respect to a mortgage loan underlying a Conventional Certificate, as defined in the related Pooling and Administration Agreement.

         "Mortgaged Properties": Unless otherwise specified in the related Series Supplement, as to any Series, the properties securing the mortgage notes evidencing the mortgage loans pooled to form the Conventional Certificates securing such Series.

         "Net Interest Shortfall": Unless otherwise defined in the related Series Supplement, with respect to any Series and any Payment Date in respect thereof, the amount defined as such in the related Pooling and Administration Agreement by reference to the immediately preceding Distribution Date.

         "Net Liquidation Proceeds": With respect to a Series of Bonds collateralized by Conventional Certificates, as defined in the related Pooling and Administration Agreement.

         "New York Agent": With respect to each Series, the agent initially appointed by the Issuer for purposes of presentation and surrender of Bonds for registration of transfer and exchange and for notices and demands to or upon the Issuer pursuant to Section 3.2, as specified in the related Series Supplement.

         "New York Office": With respect to each Series, the office initially appointed by the Issuer for purposes of presentation and surrender of Bonds for registration of transfer and exchange and for notices and demands to or upon the Issuer pursuant to Section 3.2, as specified in the related Series Supplement.

         "Non-Disqualification Opinion": Except as otherwise provided in the related Series Supplement, with respect to any action proposed to be taken under this Indenture where an election to treat the Trust Estate securing a Series (or any portion thereof) and any other assets set forth in such election as one or more REMICs has been made or will be made, an Opinion of Counsel to the effect that the taking of such action will not cause a REMIC Loss.

         "Non-permitted Foreign Holder":  As defined in Section 2.15.

         "Non-U.S. Person": An individual, corporation, partnership or other person other than: a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         "Notional Amount": With respect to an Interest Only Bond of a Series, the notional amount forming the basis of the determination of interest accrued on such Bond, as more particularly described in the related Series Supplement.

         "Officers' Certificate": A Certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Issuer or of such other Person as is delivering such certificate, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officers' Certificate shall be to an Officers' Certificate of the Issuer.

         "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee.

         "Original Principal Amount": In respect of a Bond, its outstanding principal amount on the date of issuance thereof.

         "Outstanding": With respect to Bonds of a Series, as of the date of determination, all Bonds of such Series theretofore authenticated and delivered under this Indenture except:

                             (i) Definitive Bonds theretofore cancelled by the
                  Bond Registrar or delivered to the Bond Registrar for cancellation;

                            (ii) Bonds or portions thereof for whose payment or
                  redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

                           (iii) Bonds in exchange for or in lieu of which other
                  Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a bona fide purchaser; and

                            (iv) Bonds alleged to have been destroyed, lost or
                  stolen which have been paid as provided for in Section 2.8;

provided, however, that in determining whether the Holders of the requisite percentage of the Aggregate Current Principal Amount of the Outstanding Bonds or of the Outstanding Bonds of any

Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor. If an election has been made or will be made to treat the Trust Estate and any other assets securing such Series set forth in such election, as one or more REMICs, solely for purposes of a Non-Disqualification Opinion and for purposes of determining whether a Non-Disqualification Opinion must be delivered pursuant to any requirement of this Indenture, a Bond shall not be deemed to cease to be Outstanding pursuant to clause (ii) above prior to the date on which the money is payable to Holders of the Bonds.

         "Overdue Bond":  As defined in Section 2.9(c).

         "Paying Agent": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.3 to pay the principal of, or interest on, any Bonds on behalf of the Issuer.

         "Payment Date": As to any Series or Class, any day which is specified in the related Series Supplement as an Interest Payment Date or Principal Payment Date for the Bonds of such Series or Class.

         "Payment Date Statement":  As defined in Section 2.9(e).

         "Permitted Encumbrance": Any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) Granted by the Issuer in any portion of a Trust Estate, provided that:

                             (i) such lien, charge, security interest or
                  encumbrance extends only to a portion of such Trust Estate which is limited to cash deliverable or payable to or at the order of the Issuer,

                            (ii) such lien, charge, security, interest, mortgage
                  or other encumbrance secures, directly or indirectly, indebtedness which the Issuer is permitted to incur under the terms of this Indenture and its Certificate of Incorporation, and

                           (iii) the beneficiary of such lien, charge, security
                  interest, mortgage or other encumbrance shall have agreed that in connection with the enforcement thereof it will not bring any Proceeding seeking, or which would result in, the sale of any portion of any Trust Estate and will not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer until not less than 91 days after payment in full of all Outstanding Bonds.

         "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": Any Person which is an employee benefit plan, trust or account subject to Title I of ERISA or an individual retirement account or employee benefit plan, trust or account subject to Section 4975 of the Code or comparable provisions of any subsequent enactment or a governmental plan defined in Section 3(2) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.

         "Pledged Account": With respect to a Series of Bonds, the Collection Account relative thereto.

         "Pool Scheduled Principal Balance": With respect to a Series of Bonds collateralized by Conventional Certificates, as defined in the related Pooling and Administration Agreement.

         "Pooling and Administration Agreement": As to any Conventional Certificate, the agreement pursuant to which such Conventional Certificate was issued and is governed.

         "Predecessor Bonds": With respect to any particular Bond of a Series and Class, every previous Bond of that Series and Class evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond of a Series authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Bond of the same Series shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

         "Prepayment Period": With respect to a Series of Bonds and a Principal Payment Date, the calendar month preceding such Payment Date.

         "Principal Distribution Amount": With respect to any Payment Date for a Series, an amount determined as provided in the related Series Supplement (which amount may, to the extent specified in the related Series Supplement, be a negative number).

         "Principal Only Bond": A Bond of a Series which is entitled only to payments of principal thereof and on which no interest will accrue or be payable.

         "Principal Payment Date": With respect to any Series or Class, any date specified in the related Series Supplement as a fixed date on which an installment of principal is due and payable to the extent of Available Funds on such date.

         "Principal Prepayment": With respect to any Series, as defined in the related Pooling and Administration Agreement.

         "Principal Receipts": With respect to any Series, as defined in the related Series Supplement.

         "Principal Reduction Date": With respect to a particular Series, any Principal Payment Date.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified GIC": A guaranteed investment contract or surety bond Granted or to be Granted to the Trustee to provide for the investment of funds in a Pledged Account for a particular Series and ensuring a minimum rate of return on investments of such funds, which contract or surety bond shall

                  (a) be an obligation of an insurance company or other corporation whose claims paying ability rating or credit standing, as applicable, is acceptable to each of the Rating Agencies which at all times that such contract is in force, are rating the Bonds of such Series;


                  (b) provide that the Trustee may exercise all of the rights of the Issuer under such contract or surety bond without the necessity of the taking of any action by the Issuer;

                  (c) provide that if at any time the then current claims paying ability rating or credit standing, as applicable, of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds included in the Trust Estate for such Series would result in a downgrading of any rating of the Bonds of such Series, the Trustee may terminate such contract and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract through the date of delivery of such funds to the Trustee; and

                  (d) meet such other standards as may be specified in the Series Supplement for such Series.

         "Qualified Liquidation": With respect to any Series, the plan or plans for the complete liquidation of the REMIC or REMICs, as applicable, relative to such Series, within the meaning of Section 860F(a)(4), adopted by the Issuer within 90 days prior to the final Payment Date of such Series.

         "Qualified Nominee": A Person in whose name Certificates or Eligible Investments Granted to the Trustee may be registered as nominee of the Trustee in lieu of registration directly in the name of the Trustee, provided that the following conditions shall be satisfied in connection with such registration:

                  (a) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Trustee) shall have any interest, beneficial or otherwise, in any Certificates or Eligible Investments at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

                  (b) the nominee and the Trustee have entered into a binding agreement:

                             (i) establishing that any Certificates or Eligible
                  Investments held in the name of the nominee are to be held by the nominee as agent (other than commission agent or broker) or nominee for the account of the Trustee, and

                            (ii) appointing the Trustee as the agent and
                  attorney of the nominee with full power and authority irrevocably to sell, assign, endorse, transfer and deliver any Certificates or Eligible Investments standing in the name of the nominee, and to execute and deliver all such instruments as may be necessary and proper for such purpose; and

                  (c) in connection with the registration of any Certificate or Eligible Investment in the name of the nominee, all requirements under applicable governmental regulations nec essary to effect a valid registration of transfer of such Certificate or Eligible Investment are complied with.

         "Rating Agency" or "Rating Agencies": With respect to each Series of Bonds at any relevant time, the rating agency or agencies requested by the Issuer to rate, and then rating, the Bonds of such Series. The Rating Agencies for each Series of Bonds will be specified in the related Series Supplement.

         "Realized Losses": With respect to any Series collateralized by Conventional Certificates, as defined in the related Pooling and Administration Agreement, including Excess Losses.

         "Record Date": With respect to any Series or Class, a date specified in the related Series Supplement as a date on which the Holders of Bonds of such Series or Class entitled to receive a payment of principal or interest (or notice of a payment in full of principal) on the succeeding Payment Date are determined.

         "Redemption Date": With respect to any Series of Bonds, any Payment Date on which Bonds of such Series may be redeemed at the option of the Issuer pursuant to Section 10.1 or Section 10.4.

         "Redemption Price": Except as otherwise specified in the related Series Supplement, with respect to any Bond of a particular Series to be redeemed in whole or in part pursuant to Article X hereof, an amount equal to 100% of the Imputed Principal Balance of the Bond to be so redeemed, together with (except in the case of a Principal Only Bond) interest on such amount at the applicable Bond Interest Rate through the Interest Accrual Period for the date of redemption, other than any installments of interest due and payable on or before the applicable Redemption Date.

         "Reference Bank": A bank providing quotations for use in determining LIBOR as specified in the related Series Supplement for any Series of Bonds having one or more Classes of LIBOR Bonds.

         "Reinvestment Income": With respect to a Series of Bonds and any related Payment Date, all interest, income and other return on capital received from the investment of amounts standing to the credit of the related Collection Account since the previous Payment Date or in the case of the first Payment Date, since the Closing Date.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. References herein to "a REMIC", "each REMIC", "the REMIC", or "any REMIC" are to each REMIC established pursuant to each Series Supplement.

         "REMIC Loss": The failure of a REMIC to qualify or to continue to qualify as a REMIC or the imposition of a tax under the REMIC Provisions on any income of a REMIC.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing are in effect from time to time.

         "Remittance Date": Unless otherwise specified in the related Series Supplement, the 18th day of any month or if such 18th day is not a Business Day, the Business Day immediately preceding.

         "Reserve Interest Rate": With respect to any Class of Variable Rate Bonds of a Series, as set forth in the related Series Supplement.

         "Residual Bond": With respect to any Series, as defined in the related Series Supplement.

         "Residual Interest": Except as otherwise provided in the related Series Supplement, with respect to any Series for which a REMIC election or elections has or have been made or will be made in respect of the Trust Estate or other assets specified in such election and securing such Series, any rights to receive payments under this Indenture which rights are designated as a residual interest in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Residual Interest Holders": Except as otherwise provided in the related Series Supplement, with respect to any Series for which a REMIC election or elections has or have been made or will be made in respect of the Trust Estate or other assets specified in such election and securing such Series, the owner or assignee of the Residual Interest of each such REMIC or an undivided interest in the Residual Interest of each such REMIC.

         "Responsible Officer": With respect to the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those per formed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Bond": With respect to any relevant Series, as defined in the related Series Supplement.

         "SAB Amount": With respect to any SAB Bond of a Series comprising a Class or Classes of SAB Bonds, and any SAB Payment Date, the scheduled principal payment for such Bond as determined from the table of Scheduled Principal Balances of SAB Bonds in the related Series Supplement.

         "SAB Bond": A Scheduled Amortization Bond, as specifically identified in the related Series Supplement, with respect to which principal is payable on each SAB Payment Date of such Series only up to the amount of the SAB Principal Payment indicated for such SAB Payment Date.

         "SAB Payment Date": With respect to any Series that includes a Class or Classes of SAB Bonds, any Payment Date on which a payment of principal on the SAB Bonds of such Series is required to be made, the first of such dates being the First SAB Paydown Date.

         "SAB Principal Payment": With respect to any Series of Bonds that includes a Class or Classes of SAB Bonds, and to each SAB Payment Date relative to such Series, the SAB Amount for such SAB Payment Date plus any portion of a SAB Amount unpaid from a previous SAB Payment Date, all as specified in the related Series Supplement.

         "Sale":  As defined in Section 5.17.

         "Schedule of Certificates": Schedule A to a Series Supplement listing, the Conventional Certificates being Granted to the Trustee on the Closing Date for such Series.

         "Scheduled Principal Balance": With respect to a mortgage loan underlying a Conventional Certificate, as defined in the related Pooling and Administration Agreement.

         "Senior Bond": With respect to a Series of Senior/Subordinated Bonds, a Bond of a Class of such Series which Class is preferred in right of payment of principal and/or interest to the Classes of Junior Bonds of such Series, as more particularly described in the related Series Supplement.

         "Series": Each separate series of Bonds issued pursuant to this Indenture and a Series Supplement thereto setting forth the specific terms of such Series of Bonds, which series may, as provided in the related Series Supplement, be divided into two or more Classes.

         "Series Supplement": A supplemental indenture to this Indenture that authorizes a particular Series of Bonds.

         "Special Hazard Loss": Unless otherwise specified in the related Series Supplement, with respect to a mortgage loan underlying a Conventional Certificate securing a Series of Bonds, the principal portion of such mortgage loan not recovered from insurance proceeds and liquidation proceeds or otherwise as a result of any casualty loss not covered by standard hazard insurance, including a loss resulting from vandalism, earthquake, flood, mud flow, and a loss from partial damage caused by reason of application of any coinsurance clause in an applicable standard hazard policy, including the amount of any unrecovered advance made by the servicer of each mortgage loan incurring a Special Hazard Loss.

         "Special Hazard Loss Amount": With respect to any relevant Series of Bonds, the amount specified in the related Series Supplement, as adjusted from time to time in accordance with such Series Supplement.

         "Special Hazard Coverage Termination Date": With respect to any relevant Series of Bonds, the earlier of (a) the Payment Date on which the amount of Special Hazard Losses incurred on the mortgage loans underlying the Conventional Certificates securing such Series of Bonds and not previously deducted from the Special Hazard Loss Amount relative to such Series of Bonds, equals or exceeds the Special Hazard Loss Amount on such Payment Date, and (b) the Cross-over Date relative to such Series of Bonds.

         "Special Payment Date": With respect to any Overdue Bond of any Series or Class, the fixed day specified in the related Series Supplement during each month following the month in which any amount due on such Overdue Bond was not paid.

         "Special Payment Date Statement":  As defined in Section 2.9(f).

         "Special Record Date": With respect to any Special Payment Date for the Bonds of a Series, the date as of which the Holders of Bonds of the related Series or any Class within such Series entitled to receive a payment of principal (other than a payment in full of all unpaid principal of a Bond) or interest, or notice of payment in full of principal, on such Special Payment Date are to be determined, which date shall be as specified in the related Series Supplement.

         "Startup Day": With respect to any Series in respect of which one or more REMIC elections have been made, as defined in the Series Supplement relative thereto in respect of each such REMIC.

         "Stated Maturity": With respect to any installment of principal of or interest on any Bond, the date specified in such Bond as the fixed date on which such installment is due and payable to the extent of Available Funds.

         "Straight Pass-Through Conventional Certificate": A Conventional Certificate under the terms of which no interest is distributable to the holder thereof with respect to prepaid principal of any underlying mortgage loan for any period after the date of any such prepayment, with the result that the amount of interest distributable to the holder of such Conventional Certificate on the Distribution Date on which such prepaid principal is distributed might be less than one month's interest at the applicable Certificate Rate on the Certificate Principal Balance of such Certificate, determined before giving effect to the Distribution due on such Distribution Date.

         "Tender Date": With respect to a Series, a day specified in the related Series Supplement for each Payment Date on or before which date a Bondholder must submit notice to the Trustee requesting redemption of his or its Bonds or submit notice requesting withdrawal of such a request for redemption pursuant to
Section 10.4.

         "Trust Estate": With respect to any Series, all money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of such Series as of any particular time (including, without limitation, all property and interests Granted to the Trustee in the Series Supplement for such Series), including all proceeds thereof.

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939 as it may be amended from time to time.

         "Trustee": The First National Bank of Chicago, as trustee, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person. Pursuant to Section 6.16, the Issuer may appoint a different Person to serve as an alternate to the Trustee and when a different Person is so appointed pursuant to Section 6.16 and the related Series Supplement, the term Trustee shall, with respect to such Series of Bonds, refer to the alternate Person so appointed.

         "Uncertificated Certificate": A Certificate issued in book-entry form and not represented by an instrument.

         "Unpaid Interest": With respect to a Class and an Interest Payment Date, the excess of the Accrued Bond Interest for such Class on such Interest Payment Date over the amount actually paid in respect of interest on such Class on such Interest Payment Date.

         "Variable Rate Bond Redemption Price": With respect to a Series that includes one or more Classes of Variable Rate Bonds, as defined in the related Series Supplement.

         "Variable Rate Bonds": A Bond (including a LIBOR Bond) on which interest accrues at any time at a Bond Interest Rate that is adjusted, according to a predetermined index, at fixed periodic intervals, all as set forth in the related Series Supplement.

         "Variable Rate Interest Accrual Period": The period specified in the related Series Supplement for any Class of Variable Rate Bonds, and including each LIBOR Interest Accrual Period.

         "Vice President": With respect to the Issuer or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Record Date": Unless specified otherwise in the related Series Supplement for any Series of Bonds, the record date specified in TIA Section 316(c).

         SECTION 1.2  RESERVED.

         SECTION 1.3 Calculations Respecting Mortgage Loans Underlying Certificates.

                  (a) In connection with all calculations required to be made pursuant to this Indenture with respect to Distributions on any Certificate, any payments on the underlying mortgage loans or any payments on any other assets included in a Trust Estate, and with respect to the income which can be earned from the reinvestment of Distributions and of any other amounts receivable for deposit in a Pledged Account, the rules set forth in this Section 1.3 shall be applied except to the extent supplemented or modified herein or in the Series Supplement for any particular Series.

                  (b) If a Series Supplement provides that calculations with respect to Distributions on all or any part of the Certificates securing the related Series shall be made on a mortgage loan-by-mortgage loan basis, then such calculations shall be based upon current information as to the terms of such mortgage loans and reports of payments received on such mortgage loans supplied to the Trustee or the Issuer, as the case may be, by the Person responsible for the servicing thereof and satisfying such requirements, if any, as may be set forth in such Series Supplement. To the extent it is not patently incorrect on its face, such information may be conclusively relied upon in making such calculation.

                  (c) For any Certificate with respect to which calculations required to be made pursuant to this Indenture are not made on a mortgage loan-by-mortgage loan basis, such calculations shall be made on the basis of information or accountings as to Distributions on such Certificate furnished by the related Administrator and satisfying such requirements, if any, with respect thereto as may be set forth in the Series Supplement for the Series secured thereby.

         To the extent they are not patently incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations.

                  (d) Except as specified in a particular Series Supplement, each Distribution receivable with respect to a Certificate, unless actually received earlier, shall be assumed to be received at the time specified in the related Series Supplement and shall be assumed to be immediately deposited in the related Collection Account and reinvested on the next succeeding Business Day at the applicable Assumed Reinvestment Rate. Unless the related Series Supplement provides otherwise, all principal of and interest on investments held in a Pledged Account shall be assumed to be received on the date due and immediately deposited in such Pledged Account and reinvested on the next succeeding Business Day at the applicable Assumed Reinvestment Rate. Unless the related Series Supplement provides otherwise, all funds assumed to be reinvested at the applicable Assumed Reinvestment Rate shall be assumed to remain so invested until the Business Day next preceding the Principal Reduction Date or Interest Payment Date on which they are required to be available in the related Collection Account for application, in accordance with the terms hereof and of the related Series Supplement, to payments of principal of or interest on the Bonds of the related Series. All funds eligible to be invested pursuant to a Qualified GIC shall (subject, however, to any limitations contained in such Qualified GIC) be assumed to be invested thereunder on the next Business Day after the assumed date of receipt and to remain invested thereunder until the Business Day preceding the Principal Reduction Date on which such funds are, or might be, required to be available for application pursuant to this Indenture or the applicable Series Supplement.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.1       Forms Generally.

         The Bonds of each Series and the Trustee's certificate of authentication thereon shall be in substantially the form or forms set forth in the Series Supplement pursuant to which such Bonds are constituted and as may in the Issuer's judgment be necessary, appropriate or convenient to permit the Bonds to be issued and sold to or held in bearer form by non-United States Persons, to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to payments on the Bonds, or to comply, or facilitate compliance, with other applicable laws. Each Series of Bonds may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. While Bonds may contain the above-referenced provisions with respect to Bonds issued in bearer form, no Bonds may actually be issued in bearer form until the Issuer and the Trustee shall have entered into an appropriate supplemental indenture pursuant to
Section 9.1(8) providing for such issuance. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

         The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers executing such Bonds, as evidenced by their execution thereof.

         Each Class of Book Entry Bonds shall be evidenced by one or more certificates physically held by the Clearing Agency, which certificates may be typewritten, printed, lithographed, mimeo graphed or otherwise produced.

         SECTION 2.2       Form of Trustee's Certificate of Authentication.

         The form of the Trustee's certificate of authentication is as follows:

         This is one of the Bonds referred to in the within-mentioned Indenture.




                                 ----------------------------------------------
                                 The First National Bank of Chicago, as Trustee

                                 By
                                   --------------------------------------------
                                           Authorized Signatory

         SECTION 2.3 Bonds Issuable in Series and Classes; General Provisions with Respect to Principal and Interest Payments.

         The aggregate principal amount of Bonds that may be issued pursuant to this Indenture is unlimited.

         The Bonds may, as provided herein, at the election of and as authorized by the Board of Directors, be issued in one or more Series, each of which Series may consist of only one Class of Bonds or may be divided into two or more Classes, and shall be designated generally as the "Collateralized Mortgage Obligations" of the Issuer, with such further particular designations added or incorporated in such title for the Bonds of any particular Series or Class as the Board of Directors may determine. Each Series shall include at least one Class of Bonds which are not Compound Interest Bonds and may, but need not, include one or more Classes of Compound Interest Bonds.

         If a Series of Bonds includes more than one Class, the Classes of Bonds of such Series shall have such Stated Maturities as shall be specified in the related Series Supplement. Subject to the provisions of Section 3.1, Section
5.19 and Section 8.2(d), the principal of each Bond shall be payable in installments ending no later than the Stated Maturity of the final installment of the principal thereof unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration, redemption or otherwise.

         All payments of principal on the Bonds of a Series shall be applied on each Payment Date prior to the occurrence of an Event of Default among the Classes of such Bonds in accordance with the order of priority of payment set out, and otherwise upon the terms specified in, the related Series Supplement. Except to the extent specified in the related Series Supplement for a Series of Bonds, payments of principal on each Class of Bonds, other than a Class of Bonds subject to redemption at the request of a Holder, shall be made pro rata among all Outstanding Bonds of such Class, without preference or priority of any kind.

         The aggregate amount of principal of and interest on the Bonds of a Series due and payable on each Payment Date for such Series shall be equal to the Debt Service Requirement for such Series for such Payment Date. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof. All computations of interest accrued on any Bond shall be made as if each year consisted of twelve months of thirty days each.

         Interest shall accrue on the Imputed Principal Balance of each Outstanding Bond of a Series at the Bond Interest Rate relative thereto over the related Interest Accrual Period and (other than interest accrued on any Compound Interest Bonds of such Series, which shall be payable as described below) shall be payable on each Interest Payment Date for such Series in an amount equal to the lesser of (a) Available Funds on such Interest Payment Date, after payment of all amounts payable in priority to such interest payment, as determined pursuant to the related Series Supplement, and (b) Accrued Bond Interest for such Interest Payment Date.

         Interest at the applicable Bond Interest Rate shall accrue on the Imputed Principal Balance of each Outstanding Compound Interest Bond of a Series from the Accrual Date for such Series, but none of such accrued interest shall be payable until the Initial Interest Payment Date for such Compound Interest Bond (or the first Interest Payment Date thereafter if the Debt Service Requirement for such Initial Interest Payment Date is exactly equal to the aggregate amount of principal of and interest on all other Classes of Bonds of such Series which is payable on such Initial Interest Payment Date). On each Interest Payment Date prior to the Initial Interest Payment Date for a Compound Interest Bond, Accrued Bond Interest on such Bond during the related Interest Accrual Period shall be added to the Current Principal Amount of such Bond and shall thereafter accrue interest. Except as otherwise specified in the related Series Supplement, on the Initial Interest Payment Date for the Compound Interest Bonds of a Series, Accrued Bond Interest on such Bonds for the related Interest Accrual Period shall be payable in an amount not in excess of the difference between (a) the Debt Service Requirement on the related Series for such Initial Interest Payment Date and (b) the aggregate amount of principal of and interest on all other Bonds of the related Series required to be paid on such date. The portion, if any, of such interest which is not paid on such Initial Interest Payment Date shall be added to the principal of such Compound Interest Bonds on such Initial Interest Payment Date and shall thereafter accrue interest in the manner set forth above. On each Interest Payment Date after the Initial Interest Payment Date for a Class of Compound Interest Bonds Accrued Bond Interest on the Class Imputed Principal Balance of such Class shall be payable to the extent of Available Funds as specified in the related Series Supplement.

         In the case of a Class or Classes of Bonds which are Variable Rate Bonds, the related Series Supplement shall specify the method of calculating the Bond Interest Rate at any time to be borne by such Variable Rate Bonds. On each Interest Determination Date relative to a Class of Variable Rate Bonds the interest rate of which is calculated by reference to an Index, until such Variable Rate Bonds are paid in full, the Trustee shall determine the rate of interest pursuant to the relevant Index for the purposes of such Interest Determination Date in accordance with the mechanism specified in the related Series Supplement, and the resulting Bond Interest Rate to be applicable to such Variable Rate Bonds for the next Variable Rate Interest Accrual Period.

         Promptly after its determination thereof, the Trustee shall advise the Issuer of the rate of interest applicable to each Class of Variable Rate Bonds of a Series for the next succeeding Variable Rate Interest Accrual Period.

         In determining LIBOR or the Reserve Interest Rate and the resulting Bond Interest Rate for each relevant Variable Rate Interest Accrual Period for any relevant Class of Variable Rate Bonds, the Trustee may conclusively rely and shall be protected in relying upon the offered rates quoted (whether quoted in writing, electronically or orally) by the Reference Banks or other banks as to LIBOR or the Reserve Interest Rates, as appropriate, in effect from time to time. The Trustee shall have no liability or responsibility to any Person for
(i) its selection of other banks for purposes of determining the Reserve Interest Rate or (ii) its inability, following a good faith reasonable effort, to determine LIBOR or a Reserve Interest Rate, all as provided for in the definition of "LIBOR" in the related Series Supplement.

         The establishment of a rate of interest by reference to an Index and the Reserve Interest Rate and the resulting Bond Interest Rate for each relevant Variable Rate Interest Accrual Period relative to a Series of Bonds shall (in the absence of manifest error) be final, conclusive and binding upon the Holder or the Issuer and any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns.

         Unless otherwise specified in the related Series Supplement, calculation of the amount of interest accrued on the Bonds of any Class of any Series during an Interest Accrual Period shall be made on the assumption that any payment of principal on the Bonds of such Class made on a Principal Reduction Date occurring during such Interest Accrual Period (other than on the first day thereof) was instead paid on the first day of such Interest Accrual Period.

         Any Unpaid Interest on a Class of Bonds shall be paid subject to and as provided in the related Series Supplement. Unless otherwise specified in the related Series Supplement, no interest shall accrue on any Unpaid Interest.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Bonds, if the Bonds of a Series have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, payments of principal of and interest on such Bonds shall be made in accordance with Section 5.8.

         Each Bond shall bear upon the face thereof the designation so selected for the Series and Class to which it belongs.

         Each Series of Bonds shall be created by a Series Supplement authorized by the Board of Directors and establishing the terms and provisions of such Series, specifying the Certificates and any other property to be included in the Trust Estate therefor and Granting such Trust Estate as security for the Series of Bonds created thereby. The several Series may differ in respect of any of the following matters:

         (1)      designation of the Series;

         (2)      dating of the Bonds of the Series and Accrual Date;

         (3) the number of Classes, including the number of Classes of Compound Interest Bonds, if any, the number of Classes of SAB Bonds, if any, the number of Classes of Variable Rate Bonds, if any, the number of Classes of Formula Rate Bonds, if any, the number of Classes of Senior Bonds, if any, the number of Classes of Junior Bonds, if any, and the maximum aggregate principal amount of Bonds of each such Class which may be issued;

         (4) the Bond Interest Rate (if any) for each Class, and if such Series of Bonds includes a Class or Classes of Variable Rate Bonds, the method of calculating the Bond

                  Interest Rate borne at any time by such Variable Rate Bonds; and if such Series of Bonds includes a Class of Formula Rate Bonds, the method of calculating the Bond Interest Rate borne at any time by such Formula Rate Bonds;

         (5) the Stated Maturity of the final installment of principal of each Class of Bonds of such Series entitled to payments of principal;

         (6) the place or places for the payment of the final installment of principal;

         (7) the priority of principal payments among the Classes entitled to payments of principal and within each Class of the Series entitled to payments of principal;

         (8)      the denominations of the Bonds of such Series;

         (9) if such Series of Bonds includes a Class of Formula Rate Bonds, restrictions relating to the transfer of such Class of Formula Rate Bonds;

         (10) whether the Bonds of such Series may be authenticated by an Authenticating Agent, and, if so, the Person appointed as Authenticating Agent for such Series;

         (11) the Interest Payment Dates, Principal Payment Dates and Special Payment Dates;

         (12) the amount, if any, to be deposited at the Closing Date in the Collection Account for such Series;

         (13) whether a Qualified GIC is to be Granted to the Trustee with respect to the investment of funds in any Pledged Account for such Series, and, if so, the standards applicable to such Qualified GIC, including the conditions, if any, under which the Trustee shall be required to terminate such Qualified GIC;

         (14) any items required to be delivered to the Trustee on the Closing Date for such Series pursuant to the last paragraph of
                  Section 2.12;

         (15) whether calculations with respect to the mortgage loans underlying the Certificates securing such Series are to be made on a mortgage loan-by-mortgage loan basis or on the basis of the assumptions set forth in Section 1.3, and, if applicable, any modifications to such assumptions to be used in making calculations with respect to the Certificates securing such Series;

         (16) if calculations with respect to the mortgage loans underlying the Certificates securing such Series are to be made on a basis other than mortgage loan-by-mortgage loan, the characteristics to be used in grouping such Certificates (and any other assets to be included in any Collateral Group) into Collateral Groups;

         (17) (a) the requirements for verification of data supplied in connection with the Conventional Certificates securing such Series by the related Administrator regarding the underlying mortgage loans, and (b) the documents relating to such Conventional Certificates required to be delivered to the Trustee pursuant to Section 2.12(k);

         (18) the circumstances, if any, under which the Bonds of such Series will be subject to redemption by Holders pursuant to
                  Article X and any supplement to or modification of the requirements of Section 10.4 which are to apply to such Series;

         (19) the extent to which all or any portion of the interest accrued but not payable on any Compound Interest Bonds of such Series is to be included in the calculation of the Principal Distribution Amount for any Payment Date for such Series;

         (20) if an election has been or will be made to treat the Trust Estate or any other assets specified in such election and securing the Series or any portion thereof as a REMIC, the designation of a certain Class or Classes of such Series as "regular interests" in each such REMIC established in respect of such Series and the designation of a single Class of such Series as the "residual interest" in each such REMIC established in respect of such Series;

         (21) provisions with respect to the following terms for which the definitions set forth in Article I require or permit further specification, to the extent applicable to any Series of Bonds, in the related Series Supplement:

                           (a)      "Accrued Bond Interest",

                           (b)      "Assumed Reinvestment Rate",

                           (c)      "Available Funds",

                           (d)      "Bankruptcy Loss Amount",

                           (e) "Book Entry Termination" (if each Series is issued with Book Entry Bonds),

                           (f)      "Calculation Date",

                           (g)      "COFI",

                           (h)      "Collateral Group",

                           (i)      "Debt Service Requirement",

                           (j)      "Earliest Bond Redemption Date",

                           (k)      "ERISA Prohibited Bond",

                           (l)      "ERISA Restricted Bond",

                           (m) "Eligible Investments" (if the definition of such term is to be expanded or restricted for such Series),

                           (n)      "Expense Reserve Amount",

                           (o) "First SAB Paydown Date" (if such Series is issued with one or more Classes of SAB Bonds),

                           (p) "Formula Rate Bond" (if such Series is issued with a Class of Formula Rate Bonds),

                           (q)      "Fraud Loss Amount",

                           (r)      "Highest Bond Interest Rate",

                           (s)      "Index",

                           (t)      "Interest Accrual Period",

                           (u)      "Interest Determination Date",

                           (v)      "LIBOR",

                           (w)      "LIBOR Interest Accrual Period",

                           (x)      "Manager",

                           (y)      "Maximum Bond Interest Rate Assumption",

                           (z)      "Maximum Variable Interest Rate",

                           (aa)     "Net Interest Shortfall",

                           (bb)     "New York Agent",

                           (cc)     "New York Office",

                           (dd) "Paying Agent" (if there will be a Paying Agent other than the Trustee for such Series),

                           (ee)     "Principal Distribution Amount",

                           (ff)     "Record Date",

                           (gg)     "Redemption Price",

                           (hh)     "Restricted Bond",

                           (ii) "SAB Bond" (if such Series is issued with one or more Classes of SAB Bonds),

                           (jj) "SAB Payment Date" (if such Series is issued with one or more Classes of SAB Bonds),

                           (kk) "Special Allocation Bonds" (if such Series is issued with one or more Special Allocation Funds),

                           (ll)     "Special Hazard Loss Amount",

                           (mm)     "Special Record Date",

                           (nn) "SAB Principal Payment" (if such Series is issued with one or more Classes of SAB Bonds),

                           (oo)     "Tender Date",

                           (pp) "Termination Date" (if such Series is issued with Book Entry Bonds);

                           (qq) "Variable Rate Interest Accrual Period" (if such Series is issued with one or more Classes of Variable Rate Bonds), and

                           (rr)     "Variable  Rate Bond Redemption Price",

         (22) if applicable, registration, payment and other procedures to be followed with respect to Certificates issued in book entry form;

         (23) any other provisions expressing or referring to the terms and conditions upon which the Bonds of that Series are to be issued under this Indenture; and

         (24) The Series Supplement relative to each Series of Bonds secured by assets in respect of which one or more REMIC elections have been made shall specify each of the following in respect of each such REMIC:

                                      (i)   the "Startup Day" for the purposes
                           of the REMIC Provisions;

                                     (ii) the "latest possible maturity date" of
                           the regular interests of such REMIC for the purposes of Section 860(G)(a)(1) of the Code;

                                    (iii) each regular interest and Residual
                           Interest in such REMIC; and

                                     (iv) the Prepayment Assumption in respect
                           of such Series of Bonds.

         SECTION 2.4       Denominations.

         The Bonds of each Series shall be issuable only as registered Bonds in the denominations prescribed by the terms of the Series Supplement creating the particular Series.

         SECTION 2.5       Execution, Authentication, Delivery and Dating.

         The Bonds shall be executed on behalf of the Issuer by its Chairman, President or one of its Vice Presidents. The signature of any of these officers on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

         Each Bond shall be dated as of the date specified in the related Series Supplement.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent for the Series of which it is a part by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

         SECTION 2.6       Temporary Bonds.

         Pending the preparation of Definitive Bonds, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, type written, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Bonds in lieu of which they may be so issued and with such variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of Definitive Bonds of the same Series and Class and of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds of the same Class and Series.

         SECTION 2.7       Registration, Registration of Transfer and Exchange.

         The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar. In the event that the Trustee is acting as Bond Registrar and the Trustee resigns as Trustee with respect to one or more Series of Bonds, the Trustee may resign as Bond Registrar with respect to the Bonds of such Series or Classes, as applicable.

         Each Authenticating Agent for a Series, unless it is appointed Bond Registrar for such Series, and the Trustee, for any Series for which it is not the Bond Registrar, shall be a co-Bond Registrar for such Series. The Issuer shall cause each co-Bond Registrar for a Series to furnish the Bond Registrar for such Series promptly after each authentication of a Bond by it appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds as held. In the event that the Trustee is acting as Authenticating Agent and the Trustee resigns as Trustee with respect to one or more Series of Bonds, the Trustee may resign as Authenticating Agent with respect to the Bonds of such Series or Classes, as applicable.

         Subject to restrictions, if any, in the related Series Supplement, upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.2, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations, of the same Series and of a like aggregate principal amount and Class.

         At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, of the same Series and of a like aggregate initial principal amount and Class, upon surrender of the Bonds to be exchanged at such office or agency. Bonds (other than Book Entry Bonds) of a Class which are subject to redemption at the request of Bondholders and which are redeemed in part, but not in whole, pursuant to Section 10.4 shall be surrendered at such office or agency in exchange for new Bond certificates, without service charge, in an aggregate principal amount equal to and in exchange for the unredeemed portion of such Bond so surrendered. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

         Subject to restrictions, if any, in the related Series Supplement, all Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.8 not involving any transfer.

         Except as otherwise specified in the related Series Supplement, neither the Issuer nor the Bond Registrar shall be required to issue, register the transfer of or exchange any Bonds which are subject to redemption at the request of Bondholders of any Series during a period beginning at the opening of business five (5) Business Days prior to the selection of Bonds of that Series to be redeemed pursuant to Bondholder redemption under Section 10.4 and ending at the close of business on the day of the mailing of any relevant notice of redemption. No Bond which has been tendered for Bondholder redemption may be transferred or exchanged unless such request for redemption is withdrawn.

         In the case of a Class of Book Entry Bonds, the provisions of this
Section 2.7 may be supplemented by provisions in the related Series Supplement and by applicable rules established by the Clearing Agency for such Class providing for transfer of registration of Book Entry Bonds on the books of the Clearing Agency.

         SECTION 2.8       Mutilated, Destroyed, Lost or Stolen Bonds.

         If (1) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (2) there is delivered to the Trustee such security or indemnity as may be required by it to save each of the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same Series, tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered. If, after the delivery of such new Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such new Bond (or such payment) from the Person to whom it was delivered or any Person taking such new Bond from such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith.

         Upon the issuance of any new Bond under this Section, the Issuer or the Bond Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or Bond Registrar) connected therewith.

         Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of the same Series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         SECTION 2.9       Payments of Principal and Interest.

                  (a) Any installment of interest or principal on a Bond, or the Redemption Price of any Bond called for redemption, payable on any Bonds of any Series which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date for such Payment Date in the manner provided for in the related Series Supplement. Any installment of interest or principal not punctually paid or duly provided for shall be payable in the manner and to the Persons specified in subsec tion (c) of this Section 2.9.

                  (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date or by the allocation of any Realized Losses or a Junior Bond Write Down Amount to such Bond shall be binding upon all Holders of such Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment or allocation of losses is noted on such Bond. The final installment of principal of each Bond (including the Redemption Price of any Bond called for redemption, if such redemption will result in payment of the entire unpaid principal amount of such Bond) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the office or agency of the Issuer maintained by it for such purpose in the Borough of Manhattan, the City of New York, State of New York, pursuant to Section 3.2.

                  Whenever, on the basis of Distributions on the Certificates securing a Series received and expected to be received on the related Distribution Date, the Issuer expects that the entire remaining unpaid principal amount of any Bonds of such Series will become due and payable on the next Principal Payment Date, unless specified otherwise in the related Series Supplement it shall mail or cause to be mailed, no later than five days prior to such Principal Payment Date, to each Person in whose name a Bond to be so retired is registered at the close of business on the tenth Business Day prior to such Principal Payment Date, notwithstanding the Record Date otherwise applicable with respect to such Series, a notice to the effect that:

                             (i) the Issuer expects that funds sufficient to pay
                  such final installment will be available in the Collection Account on such Principal Payment Date, and

                            (ii) if such funds are available, (A) such final
                  installment will be payable on such Principal Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.2 (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Bond after such Principal Payment Date.

         Notices in connection with redemptions or special redemptions of Bonds shall contain the information set forth in, and be mailed in accordance with, Section 10.2.

                  (c) If the entire amount of Accrued Bond Interest on any Class of Bonds of a Series is not paid in full on any Interest Payment Date by reason of a shortfall in Available Funds over the amount required to pay such Accrued Bond Interest and any amount required to be paid out of Available Funds in priority to such Accrued Bond Interest, the amount of interest not paid on such Interest Payment Date (such amount being the "Unpaid Interest") shall be payable on the following Interest Payment Date, to the extent that Available Funds on such following Interest Payment Date are sufficient and subject at all times to any order of priority of payments out of Available Funds specified in the related Series Supplement. No interest shall accrue or be payable on any amounts of Unpaid Interest.

                  If the entire Principal Distribution Amount or aggregate Accrued Bond Interest payable out of Available Funds on any Series of Bonds on a Payment Date, or the entire Redemption Price payable in connection with the redemption in whole of any Bond, which is due and payable on any Redemption Date, shall not have been punctually paid or duly provided for when and as due and payable (any Bond on which such an amount due and pay able has not been punctually paid or duly provided for being hereinafter referred to as an "Overdue Bond"), then each such amount, together with, in the case of any Redemption Price not paid when due, interest thereon from the date such amount was due until paid, at the Bond Interest Rate of the related Bonds, shall be payable on each subsequent Special Payment Date, to the extent only that funds are available therefor in the related Collection Account, to the Person entitled thereto as provided below. No interest shall accrue or be payable on any Overdue Bond or any unpaid interest in respect thereof except as expressly provided above.

                  Any reduction in the principal amount of any Overdue Bond (or one or more Predecessor Bonds) effected by any payments made on a Special Payment Date shall be binding upon all Holders of such Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. Payments of interest on any overdue portion of the Redemption Price of any Bond called for redemption shall, except as provided below with respect to payment of the entire amount remaining due on an Overdue Bond, be made to the Person entitled thereto as provided below by check mailed to such Person's address as it appears in the Bond Register or, if the criteria specified in paragraph (ii) of
         Section 2.9(a) are fulfilled, by wire transfer to a depository institution satisfactory to the Trustee, or by such other means as may be agreed between the Trustee and the Holder of such Bond.

                  If funds sufficient to pay the entire amount remaining due on any Overdue Bonds of a particular Class are expected to be available on the next Special Payment Date for such Series, as shown on the Special Payment Date Statement for such Special Payment Date, the Trustee, on behalf of the Issuer, will notify each Person in whose name an Overdue Bond to be so retired is registered at the close of business on the Special Record Date that would otherwise be applicable to such Special Payment Date, by notice mailed no later than five days after such otherwise applicable Special Record Date, that sufficient funds are expected to be available to make such payment and that, if such funds are available, such payment will be made only upon presentation and surrender of such Overdue Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.2 (the address of which shall be set forth in such notice). Upon the giving of such notice, the entire amount then due and payable on any such Overdue Bond shall, if sufficient funds are so available therefor, be payable only upon presentation and surrender of such Overdue Bond to the office or agency of the Issuer maintained for that purpose.

                  Other amounts payable with respect to any Overdue Bond as provided above on any Special Payment Date shall be payable (i) to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Special Record Date for such Special Payment Date or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Bond may be listed and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this provision, such manner of payment shall be deemed practicable by the Trustee.

                  (d) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to unpaid principal and interest that were carried by such other Bond. Any checks mailed pursuant to subsection (a) or (c) of this Section 2.9 and returned undelivered shall be held in accordance with Section 3.3.

                  (e) Not later than each Calculation Date for a Series, the Trustee shall prepare and deliver to the Issuer a Payment Date Statement with respect to the following Payment Date setting forth the following items (unless otherwise specified in the related Series Supplement):

                             (i) the Debt Service Requirement with respect to
                  such Series for the following Payment Date;

                            (ii) the aggregate amount of interest accrued during
                  the Interest Accrual Period relating to such Payment Date on all Outstanding Bonds of such Series;

                           (iii) the aggregate amount of Accrued Bond Interest
                  payable (to the extent of Available Funds) on each Class of Bonds of such Series then Outstanding, in accordance with the order of priority of payment in the Series Supplement;

                            (iv) the amount of Net Interest Shortfalls and the
                  interest portion of all Realized Losses allocable to the Bonds of such Series, or any Class or Classes thereof, on such Payment Date;

                             (v) the aggregate amount of principal payable out
                  of Available Funds for such Payment Date in respect of each Class of Bonds of such Series then Out standing, the principal portion of any Realized Losses then allocable to the Bonds of such Series and the Classes of Bonds to which such Realized Losses are required to be allocated pursuant to the related Series Supplement, and the amount of any Junior Bond Writedown Amount then allocable to any Class of Junior Bonds of such Series and the Class or Classes of Junior Bonds to which it is allocable;

                            (vi) if such following Payment Date is an Initial
                  Interest Payment Date for any Class of Compound Interest Bonds of such Series, the amount of interest payable thereon on such Interest Payment Date, the amount of the installment of principal, if any, due and payable on such Class of Compound Interest Bonds on such Payment Date, and the amount, if any, of accrued interest to be added to the principal of such Class of Compound Interest Bonds on such Payment Date;

                           (vii) whether the amount expected to be available in
                  the Collection Account on such Payment Date will be sufficient to pay on such Payment Date all amounts specified in clauses
                  (iii) and (v) above, and, if not, the percentages of each such amount which may be paid in accordance with the priorities set forth in Section 8.2 from the amounts expected to be available in the Collection Account for such Series;

                          (viii) the amounts included in such statement pursuant
                  to clauses (iii) and (v) above, expressed in each case per Individual Bond, to be paid on such Payment Date and the amount of Realized Losses and the portion of the Junior Bond Write Down Amount, if any, to be allocated to each Individual Bond of a Class of such Series;

                            (ix) Reserved

                             (x) Reserved

                            (xi) Reserved

                           (xii) Reserved

                          (xiii) the amount, if any, to be withdrawn from the
                  Collection Account by the Trustee in respect of the following Payment Date pursuant to Section 8.2(d);

                           (xiv) the amount, if any, to be withdrawn from the
                  Collection Account and paid over to any firm of Independent Accountants in respect of the following Payment Date pursuant to Section 8.2(d);

                            (xv) Reserved

                           (xvi) the amount, if any, to be withdrawn from the
                  Collection Account after such following Payment Date and transferred to the Expense Fund pursuant to Section 8.2(d);

                          (xvii) the amount, if any, to be withdrawn from the
                  Collection Account and paid over to the Issuer or its assignee or the Residual Interest Holders in respect of the following Payment Date pursuant to Section 8.2(d); and

                         (xviii) the Class Imputed Principal Balance and the
                  Class Current Principal Amount of the Bonds of each Class of such Series which will remain after giving effect to the payments and allocating all Realized Losses and Junior Bond Write Down Amounts to be made or allocated on such Payment Date (and, in the case of Compound Interest Bonds, after giving effect to the interest accrued during the Inter-est Accrual Period for such Payment Date and added to the principal thereof) expressed both on an aggregate basis and per Individual Bond.

                  Each Payment Date Statement shall be delivered by the Trustee to the Issuer and, where required by the applicable Series Supplement, to the firm of Independent Accountants appointed by the Issuer pursuant to Section 8.9(a). If the actual amount of Distributions received by the Trustee on a Distribution Date differs from the expected amount of Distributions used by the Trustee in accordance with Section 1.3(b) or 1.3(c), whichever is applicable, in determining the Debt Service Requirement for a Payment Date, the Trustee shall immediately on such Distribution Date (i) recompute all amounts in the related Payment Date Statement to reflect the actual amount of Distributions on such Distribution Date, (ii) revise such Payment Date Statement accordingly, and (iii) deliver such revised Payment Date Statement to the Issuer and, where required by the applicable Series Supple ment, to the Independent Accountants. Upon such delivery, such revised Payment Date Statement shall be controlling for all purposes under this Indenture.

                  (f) Not later than the fifth day after the Special Record Date applicable to any Special Payment Date for any Overdue Bond of a particular Series, the Trustee shall deliver to the Issuer a statement (a "Special Payment Date Statement") with respect to such Series setting forth:

                             (i) the amount of any overdue principal or any
                  overdue portion of the Redemption Price of any Overdue Bond of such Series called for redemption and all unpaid interest accrued on any Overdue Bonds called for redemption through the preceding Special Payment Date or the Interest Accrual Period for the preceding Payment Date (in the case of the first Special Payment Date after such Bonds became Overdue Bonds) which was not paid on such preceding Special Payment Date or Payment Date, expressed both on an aggregate basis and per Individual Bond of each Class included in such Overdue Bonds,

                            (ii) the amount of interest due and payable on such
                  Special Payment Date on the overdue portion of the Redemption Price of any Bond of such Series called for redemption, expressed both on an aggregate basis and per Individual Bond of each Class included in such Overdue Bonds,

                           (iii) if such Special Payment Date is also a Payment
                  Date for that Series, the amounts required to be set forth in clauses (i) through (v) of the Payment Date Statement with respect to such Payment Date,

                            (iv) whether the amount expected to be on deposit in
                  the related Collection Account and available for payment to the Bondholders in accordance with the priorities set forth in
                  Section 8.2(c) on such Special Payment Date and, if applicable, such Payment Date is sufficient to pay on such Special Payment Date all amounts specified in clauses (i) through (iii) above, and, if not, the percentages of each amount specified in clauses (i) through (iii) above which may be paid, in accordance with the priorities set forth in said Section 8.2(c), from the amount expected to be on deposit in the Collection Account for such Series on such Special Payment Date and, if applicable, such Payment Date, and

                             (v) the amounts included in such Special Payment
                  Date Statement pursuant to clauses (i) through (iii) above, expressed in each case per Individual Bond of each Class of Bonds of such Series covered by such Special Payment Date Statement which will remain unpaid after giving effect to payment of the amounts expected to be on deposit in the related Collection Account and available for payment on such Special Payment Date and, if applicable, such Payment Date.

         SECTION 2.10      Persons Deemed Owners.

         Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee, any Agent and any other agent of the Issuer or the Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date or Special Record Date for the purpose of receiving payments of the principal of and interest on such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is an Overdue Bond, and neither the Issuer, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.11      Cancellation.

         All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

         SECTION 2.12      Authentication and Delivery of Bonds.

         Bonds of any one or more Series may from time to time be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and deliv ered by the Trustee, upon Issuer Request and upon receipt by the Trustee of the following:

                  (a) an Issuer Resolution authorizing the execution, authentication and delivery of such Bonds and the related Series Supplement;

                  (b) in case the Bonds to be authenticated and delivered are of any Series not theretofore created, an appropriate Series Supplement, accompanied by an Issuer Resolution authorizing such Series Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, authorizing this Indenture), designating the new Series to be created and prescribing, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Bonds of such Series;

                  (c) Opinions of Counsel addressed to the Trustee, complying with the requirements of Section 11.1, and, except to the extent provided otherwise in the related Series Supplement, to the effect that:

                             (i) all instruments furnished to the Trustee in
                  connection with such Bonds conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Trustee to authenticate and deliver the Bonds then applied for;

                            (ii) all conditions precedent provided for in this
                  Indenture relating to the authentication and delivery of the Bonds applied for have been complied with;

                           (iii) the Issuer has corporate power to execute and
                  deliver the Series Supplement relating to such Bonds (and, in the case of the first Series to be authenti cated and delivered hereunder, this Indenture), and to issue such Bonds and has duly taken all necessary corporate action for those purposes;

                            (iv) assuming due execution and delivery thereof by
                  the Trustee, this Indenture and the related Series Supplement, as executed and delivered by the Issuer, are the valid, legal and binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the enforcement of creditors' rights generally and to general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law); and the execution of such Series Supplement is authorized or permitted by Section 9.1 of this Indenture;

                             (v) the Bonds then applied for, when issued,
                  delivered, authenticated and paid for, will be the valid, legal and binding non-recourse obligations of the Issuer, entitled to the benefits of this Indenture and the related Series Supplement, equally and ratably with all other Bonds of such Series, except to the extent specified otherwise in the related Series Supplement, if any, theretofore issued, authenticated, delivered and paid for and then Outstanding hereunder, and enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the enforcement of creditors' rights generally and to general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law);

                            (vi) if a Guaranty Agreement applies to such Series,
                  such Guaranty Agreement has been duly executed and delivered by the Guarantor and constitutes a valid, legal and binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, arrangement, mora torium, fraudulent or preferential conveyance and other similar laws of general application affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

                           (vii) the Issuer has corporate power and authority to
                  Grant the Trust Estate for such Series to the Trustee as security for the Bonds of such Series and has duly authorized such Grant to the Trustee by all necessary corporate action;

                          (viii) the Series Supplement delivered to the Trustee
                  with such Opinion of Counsel creates a valid lien and/or security interest in and subjects the Certificates securing such Series and all proceeds therefrom and the Pledged Accounts or Funds for such Series to the lien and security interest of this Indenture;

                            (ix) such action has been taken with respect to
                  delivery of possession of the Trust Estate and with respect to the recording and filing of this Indenture, the Series Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements as is necessary to make effective and to perfect a first priority lien and security interest created by this Indenture in the Trust Estate for such Series, with either the details of such action being recited therein, or the absence of any such action being necessary to make such lien and security interest effective and perfected being stated therein; and, with any recording, filing, re-recording and re-filing of this Indenture, the Series Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and any execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest created by this Indenture in the Trust Estate for such Series until February 15 of the year in which the first Opinion of Counsel with respect to such Series is required to be delivered under Section 3.6 being described therein;

                             (x) this Indenture and the Series Supplement for
                  such Series have been duly qualified under the TIA, or that no qualification of such Indenture under the TIA is necessary; the execution of the Series Supplement for such Series requires the requalification of this Indenture under the TIA, or that no requalification of the Indenture under the TIA is necessary by virtue of the execution of such Series Supplement;

                            (xi) the Issuer is not required to register as an
                  "investment company" under the Investment Company Act, as such term is defined thereunder, and the Issuer is not under the "control" of an "investment company," as such terms are defined in the Investment Company Act;

                           (xii) the Pooling and Administration Agreement for
                  each such Con ventional Certificate has been duly authorized, executed and delivered by the Administrator and constitutes the legal, valid and binding agreement of the Administrator enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

                          (xiii) each Conventional Certificate Granted to the
                  Trustee is validly issued and outstanding and entitled to the benefit of the related Pooling and Administration Agreement;

                           (xiv) no authorization, approval or consent of any
                  governmental body having jurisdiction in the premises which has not been obtained by the Issuer is required for the valid issuance and delivery of the Bonds; and

                            (xv) if an election or elections has or have been or
                  will be made to treat the Trust Estate securing the Series, or any other assets securing a Series, as identified in such election or elections, as a REMICs, (1) assuming the proper making of each such election, (2) compliance with the pertinent provisions of this Indenture, and (3) continuing compliance with the applicable provisions of the Code, the Trust Estate or such assets will qualify as a REMIC, each Class of Bonds designated in the related Series Supplement as "regular interests" in a REMIC will be treated as "regular interests" in such REMIC and each Class of Bonds or other security designated in the related Series Supplement as a "residual interest" in a REMIC will be treated, in the aggregate, as the single Class of "residual interests" in such REMIC.

                  The Opinion of Counsel delivered to the Trustee at the closing of the related Series of Bonds may differ from the Opinion of Counsel described in this Section 2.12(c) so long as the Opinion of Counsel so delivered is acceptable to each Rating Agency, which shall be conclusively evidenced by the delivery at the Closing of each such Rating Agency's rating letter.

                  (d) an Officers' Certificate complying with the requirements of Section 11.1 and stating that:

                             (i) the Issuer is not in Default under this
                  Indenture and the issuance of the Bonds applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's certificate of incorporation or by-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                            (ii) all conditions precedent provided in this
                  Indenture relating to the authentication and delivery of the Bonds applied for have been complied with;

                           (iii) the Issuer is the owner of each Certificate
                  securing such Series, has not assigned any interest or participation in any such Certificate (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Certificate to the Trustee;

                            (iv) the Issuer has Granted to the Trustee all of
                  its right, title, and interest in each such Certificate; and

                             (v) attached thereto are true and correct copies of
                  letters signed by one or more nationally recognized statistical rating agencies confirming that the Bonds of such Series have been rated in the rating category specified for such Class in the Prospectus Supplement or Private Placement Memorandum (as applicable) relative to such Series by each such rating agency.

                  (e) [Reserved]

                  (f) All of the Certificates and any other assets to be included in a Collateral Group securing such Series, or, in the case of Uncertificated Certificates, Advices issued for each such Uncertificated Certificate by the Person or Persons in whose name such Uncertificated Certificate is registered, in each case as listed on Schedule A to the applicable Series Supplement; which Certificates, assets and Uncertificated Certificates

                             (i)    shall have

                                    (A) an aggregate initial Certificate
                           Principal Amount at least equal to the aggregate initial Original Principal Amount of the Bonds proposed to be authenticated and delivered, and

                                    (B) aggregate scheduled Distributions on
                           each Distribution Date which, together with

                                            (1)      the amount, if any, to be
                                    deposited in the Collection Account on the Closing Date pursuant to clause (g) below,

                                            (2) income that can be earned from
                                    the reinvestment of Distributions and to which the Bondholders are entitled (as specified in the related Series Supplement) and all other amounts receivable with respect to the assets securing such Series, computed as described in subsection
                                    (e)(i)(E) above, and

                                            (3) all other amounts, if any,
                                    available for such purpose and required
                                    hereby or by the related Series Supplement to be depos ited in the Collection Account on or prior to the Payment Date immediately following the related Distribution Date, are sufficient, when applied, in accordance with the terms hereof and the related Series Supplement, to payments of principal of and interest on the Bonds (under the Maximum Bond Interest Rate Assumption if such Series of Bonds includes a Class or Classes of Variable Rate Bonds),

                                            (1) to pay on each Payment Date for
                                    such Series (after deduction of all fees and expenses then due to the Trustee pursuant to the related Series Supplement) all interest (under the Maximum Bond Interest Rate Assumption if such Series of Bonds includes a Class or Classes of Variable Rate Bonds) then due and payable on the Bonds proposed to be authenticated and delivered, and

                                            (2) to pay the entire principal
                                    amount of each Class of such Bonds on or prior to the Stated Maturity of the final installment of principal thereof;

         The certificate delivered to the Trustee pursuant to Section 2.12(d) shall conclusively evidence compliance with such requirement.

                            (ii) shall otherwise satisfy each of the
                  requirements established for such Certificates in the related Series Supplement; and

                           (iii) shall have been registered in the name of the
                  Trustee (or, if requested by the Trustee, in the name of a Qualified Nominee); provided, that the Issuer may, at its sole option, instead request the Trustee to cause all of such Certificates to be so registered promptly following the Closing Date for such Series, in which event such Certificates shall be accompanied by such powers and shall otherwise be in such form as shall permit the registration thereof in the name of the Trustee or its Qualified Nominee without the taking of any further action other than presentation for registration of transfer and payment of the applicable fees in connection therewith. (The Trustee, by its acceptance of such Certificates, shall be deemed to have agreed to present them for registration of transfer no later than the opening of business on the last Business Day of the Month of Closing and to pay the applicable transfer fees, subject to its right of reimbursement under Section 6.7); and, provided, further that in the case of Certificates issuable in book-entry form only, in lieu of delivering such Certificates the Issuer shall take such actions to effect the Grant thereof to the Trustee as are specified in the related Series Supplement.

                  (g) Cash in the amount, if any, required by the terms of the related Series Supplement to be deposited in the Collection Account for such Series and held by the Trustee and applied in accordance with
         Section 8.2, and if there is an Expense Fund for such Series, cash or Eligible Investments in the amount specified in the related Series Supplement.

                  (h) [Reserved]

                  (i) Such certificates, insurance policies, surety bonds, instruments, opinions or other documents as may be required by the terms of the Series Supplement creating such Series.

                  (j) If such Series or any Class or Classes of such Series is directly insured, guaranteed or otherwise backed, the Guaranty Agreement for such Series.

                  (k) A certificate of an Independent Person appointed by an Issuer Order, whose regular business activity includes valuing securities similar to the Certificates securing such Series, as to the fair market value of such Certificates, which determination of fair market value shall, unless otherwise provided in the related Series Supplement, be based upon generally available market quotations as of a date not earlier than three Business Days prior to the related Closing Date.

                  (l) Such other documents, certificates, instruments or opinions as may be required by the terms of the Series Supplement creating such Series of Bonds.

         SECTION 2.13      Book Entry Bonds.

         Unless provided otherwise in the related Series Supplement, each Class of Bonds subject to redemption at the request of Bondholders shall, and any other class of any Series, may, if specified in the related Series Supplement, be issued initially as a single certificate in the name of a Clearing Agency maintaining book entry records with respect to ownership and transfer of such Bonds, or its nominee, or a custodian bank of such Clearing Agency, or its nominee, and registration of such Bonds may not be transferred by the Trustee or Bond Registrar except under the conditions, if any, described in the related Series Supplement. In such case, the Trustee shall deal with the Clearing Agency and Clearing Agency Participants as representatives of the Beneficial Owners of such Bonds for purposes of exercising the rights of Bondholders hereunder, as provided in the related Series Supplement. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

         SECTION 2.14      Termination of Book Entry System.

                  (a) Except as otherwise provided in the related Series Supplement, the book entry system through the Clearing Agency with respect to any Class of Book Entry Bonds may be terminated upon the happening of any of the following:

                           (i) The Clearing Agency or the Issuer advises the
                      Trustee that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the respective Letter Agreement and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Trustee and the Issuer;

                           (ii) The Issuer, in its sole discretion but with the
                      consent of the Trustee, elects to terminate the book entry system by notice to the Clearing Agency and the Trustee; or

                           (iii) After the occurrence of an Event of Default (at
                      which time the Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default when such notice shall be given pursuant to Section 6.2, the Beneficial Owners of a majority in Aggregate Current Principal Amount of the Book Entry Bonds advise the Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book entry system through the Clearing Agency to the exclusion of any Definitive Bond certificates being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

                  (b) Upon the occurrence of any event described in subsection
         (a) above, the Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Bond certificates to Beneficial Owners requesting the same, in an Aggregate Current Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption or special redemption. Definitive Bond certificates shall be issued only upon surrender to the Trustee of the Bond by the Clearing Agency, accompanied by registration instructions for the Definitive Bond certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bond certificates, all references herein and in the Series Supplement to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

         SECTION 2.15      Restrictions on Transfer of Certain Classes of Bonds.

                  (a) No legal or beneficial interest in all or any portion of any Residual Bonds of any Series may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman),
         (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that will hold such Residual Bond in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Bond to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Bond will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not authenticate and deliver a Residual Bond in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit B to the related Series Supplement, signed by the transferee.

                  The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Bonds of any relevant Series, shall be accompanied by a written statement in the form attached as Exhibit E to the related Series Supplement, signed by the transferor of any such Residual Bond. The Residual Bonds (if any) of each Series shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

                  Upon written notice to the Trustee that any legal or beneficial interest in any portion of a Residual Bond of any Series has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold such Residual Bond in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Bond as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any payments made to such transferee with respect to such Residual Bond and return such recovery to the transferor, and (ii) the Trustee agrees, at the Issuer's expense, to furnish to the Internal Revenue Service and to any transferor of such Residual Bond or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to such Residual Bond (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

                  The restrictions on transfers of the Residual Bonds of any Series set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to such Residual Bonds may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause a REMIC Loss.

                  (b) No transfer of a Restricted Bond of any Series shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, or is made in accordance with the Act and any applicable state securities laws. As a condition precedent to the transfer of a Restricted Bond, (i) the Trustee shall require a written opinion of counsel, which counsel shall be acceptable to the Trustee, that such transfer may be made pursuant to an exemption from the Act and any applicable state securities laws (which opinion shall not be at the expense of the Trustee) or (ii) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit F to the related Series Supplement or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer. The holder of any Restricted Bond desiring to effect the transfer thereof shall, and hereby agrees to, indemnify the Trustee and the Issuer against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Issuer shall survive the termination of this Agreement.

                  (c) No transfer of an ERISA Restricted Bond (if any) of a Series shall be made to any Person unless the Trustee has received (A) either (i) a certificate substantially in the form of Exhibit D to the related Series Supplement, from such transferee to the effect that such transferee is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA Restricted Bond or (ii) a certificate in such form and substance as shall be satisfactory to the Trustee and the Issuer in lieu of the Certificate attached as Exhibit D or (B) an opinion of counsel, which counsel shall be satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of such ERISA Restricted Bond will not constitute or result in the assets of the Trust Estate being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Trustee, the Administrator relative to such Series or the Issuer to any obligation in addition to those undertaken in this Indenture or in the related Pooling and Administration Agreement; provided, however, that the Trustee will not require such certificate or opinion if, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA Restricted Bond by a Plan or a Person that is purchasing or holding such ERISA Restricted Bond with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Estate, the Trust, the Certificate Trustee, the Administrator relative to such Series or the Issuer.

                           (i) No transfer of an ERISA Prohibited Bond shall be
                  made to any Person unless the Trustee has received a certificate (substantially in the form of Exhibit B to the related Series Supplement in the case of a Residual Bond, or containing a certification substantially as set forth in paragraph 17 of Exhibit B to the related Series Supplement, in the case of an ERISA Prohibited Bond that is not a Residual
                  Bond) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Bond. The preparation and delivery of such certificate shall not be an expense of the Trust Estate, the Trustee, the Issuer.

                  (d) Subject to Section 6.1 hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 2.15(a), (b), or (c).

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.1       Payment of Bonds.

         The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds of each Series in accordance with the terms of such Bonds and this Indenture. The Bonds of each Series shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate relative to such Series as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Bonds. No person shall be personally liable for any amounts payable under the Bonds. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.1, the provisions of this Section
3.1 shall control.

         SECTION 3.2       Maintenance of Office or Agency.

         The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location and any change in the location of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, Bonds may be so presented or surrendered, and such notices and demands may be made or served, at the New York Office, and the Issuer hereby appoints the New York Agent as its agent in the City of New York, for the foregoing purposes.

         The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in the City of New York, the State of New York and (iii) any designation of an office or agency for payment of Bonds shall be subject to Section 3.3. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 3.3       Money for Bond Payments to Be Held in Trust.

         All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the related Collection Account pursuant to Section 8.2(c) or Section 5.8 shall be made on behalf of the Issuer by the Trustee or by a Paying Agent, and no amounts so withdrawn from a Collection Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.3 or in Section 5.8.

         When the Issuer shall have a Paying Agent for a Series that is not also the Bond Registrar for such Series, it shall furnish, or cause the Bond Registrar for such Series to furnish, no later than

                  (a) the fifth calendar day after each Record Date for such Series, and

                  (b) the fifth calendar day after each Special Record Date applicable to a Special Payment Date for such Series,

a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds of such Series and of the number of Individual Bonds of each Class of such Series held by each such Holder.

         Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Payment Date and Special Payment Date for each Series of Bonds, direct the Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account for such Series), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article VIII.

         Any Paying Agent shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent (other than the Trustee) which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Eligible Investments pursuant to clause (ii) of the definition of the term "Eligible Investment". In the event that the Trustee is acting as Paying Agent and the Trustee resigns as Trustee with respect to one or more Series of Bonds (or to the extent permitted in any Series Supplement, with respect to one or more Classes within a Series), the Trustee may resign as Paying Agent with respect to the Bonds of such Series or Classes, as applicable. The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (1) allocate all sums received for payment to the Holders of Bonds of each Series for which it is acting as Paying Agent on each Payment Date and Special Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement and Special Payment Date Statement, as the case may be, in each case to the extent permitted by applicable law;

                  (2) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                  (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Series of Bonds for which it is acting as Paying Agent;

                  (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (6) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any Class of Bonds, the Issuer shall have first provided the calculations pertaining thereto to the Trustee.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Except as provided by applicable law, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Bond (or, if earlier, three months prior to the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if an election has been or will be made to treat the Trust Estate securing the Series or any other assets specified in a REMIC election relative to such Series, as a REMIC, any such unclaimed funds shall be paid to the state pursuant to applicable escheat laws and in such event the Holder of such Bond shall thereafter look only to such state for payment thereof and all liability of the Issuer, the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

         SECTION 3.4       Corporate Existence.

                  (a) Subject to Section 3.4(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds or any of the Certificates.

                  (b) Any corporation into which the Issuer hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such Issuer hereunder shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                  (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with Section 3.4(b) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         SECTION 3.5       Protection of Trust Estate.

         The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to

                    (i) Grant more effectively all or any portion of a Trust Estate,

                   (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof,

                  (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture,

                   (iv) enforce any of the Certificates, or

                    (v) preserve and defend title to any Certificate or other instrument included in a Trust Estate and the rights of the Trustee, and of the Bondholders of the Series secured thereby, in such Certificate or other instrument against the claims of all persons and parties.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute, upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this Section 3.5; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 3.5 shall arise only if the Trustee has knowledge of any failure of the Issuer to comply with the provisions of this
Section 3.5.

         SECTION 3.6       Opinions as to Trust Estate.

         On or before February 15 in each calendar year, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture with respect to the Trust Estate for such Series and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture with respect to the Trust Estate for such Series until February 15 in the following calendar year.

         The Trustee shall not remove any portion of any Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date the most recent opinion of Counsel was delivered pursuant to this Section 3.6 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to this Section 3.6) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different juris diction from the jurisdiction in which such ownership or pledge was recorded at such date unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         SECTION 3.7       Performance of Obligations.

         The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in a Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture.

         SECTION 3.8       Negative Covenants.

         The Issuer will not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of a Trust Estate except as expressly permitted by this Indenture;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any por tion of a Trust Estate;

                  (c) (i) engage in any business or activity other than in connection with, or relating to, the issuance of Bonds pursuant to this Indenture or any Series Supplement or the issuance of bonds permitted under clause (d) below, or (ii) amend Article III or VIII of its Certificate of Incorporation, as in effect on the Closing Date for the initial Series of Bonds, without, in each case, the consent of the Holders of not less than 662/3% of the Aggregate Current Principal Amount of the Bonds of each Series then Outstanding;

                  (d) issue bonds under any other indenture unless such bonds are non-recourse obligations of the Issuer;

                  (e) incur, assume, guaranty or agree to indemnify any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of a Series of Bonds pursuant to this Indenture or any Series Supplement or as permitted under clause (d) above or indebtedness which, if consisting of indebtedness other than Bonds or indebtedness permitted under clause
         (d) above, (i) shall either be (1) subordinate to each Series of Bonds issued pursuant to the Indenture or (2) secured by collateral other than the Trust Estate and to which the creditor with respect to such indebtedness has recourse only to such collateral and not to any other assets of the Issuer and (ii) shall provide that the holder thereof may not file a petition in any bankruptcy or insolvency proceeding with respect to the Issuer until not less than 91 days after payment in full of all Outstanding Bonds issued pursuant to this Indenture;

                  (f) dissolve or liquidate in whole or in part;

                  (g) merge or consolidate with any corporation other than an Affiliate of the Issuer, any such merger or consolidation with an Affiliate of the Issuer to be subject to the following conditions:

                           (1) the surviving or resulting entity shall be a
                  corporation organized under the laws of the United States or any state thereof and its certificate of incorporation shall contain substantially the same restrictions as are contained in Articles III and VIII of the Issuer's Certificate of Incorporation;

                           (2) the surviving or resulting corporation (if other
                  than the Issuer) shall expressly assume by an indenture supplemental hereto all of the Issuer's obligations hereunder;

                           (3) the consummation of such merger or consolidation
                  shall not result in the lowering of any rating of the Outstanding Bonds of any Series by the rating agencies that rated the initial Series of Bonds; and

                           (4) immediately after consummation of the merger or
                  consolidation no Default shall exist with respect to any Series;

                  (h) (1) permit the validity or effectiveness of this Indenture or any Grant under the related Series Supplement to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged with respect to any Series, or permit any Person to be released from any covenants or obligations with respect to any Series under this Indenture, except as may be expressly permitted hereby or by any Series Supplement, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Trust Estate for any Series or any part thereof or any interest therein or the proceeds thereof, so long as such proceeds remain a part of the Trust Estate, or
         (3) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate securing any Series; or

                  (i) take any action, or omit to take any action, if such action or omission may (i) cause any Trust Estate or any other assets securing a Series of Bonds and in respect of which a REMIC election has been made to fail to qualify as a REMIC during any taxable year, or
         (ii) cause or permit any REMIC relative to any Series to engage in any "prohibited transaction" as defined in Section 860F of the Code.

         SECTION 3.9       Annual Statement as to Compliance.

         On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date for a Series, and each fiscal year thereafter, the Issuer shall

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deliver to the Trustee a brief statement with respect to such Series, signed by its principal executive officer, principal financial officer or principal accounting officer, that

                  (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

                  (2) to the best of such officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Indenture.

         SECTION 3.10      Contribution of Assets.

         Except as otherwise provided in the related Series Supplement, if an election has been made or will be made to treat the Trust Estate or any other assets specified in such election securing the related Series as a REMIC, following the Closing Date, the Trustee shall not accept any contribution of additional assets to the Trust Estate or such other assets, unless it has received a Non-Disqualification Opinion with respect thereto and an opinion of counsel that the contribution will not result in the imposition of a penalty tax under the Code on the related REMIC.

         SECTION 3.11      Successor Substituted.

         Upon any consolidation or merger in accordance with Section 3.8(g), the person resulting from or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of the Issuer under the Indenture with the same effect as if such Person had been named as the Issuer herein. Promptly upon the occurrence of any such succession, such Person shall give notice thereof to the Trustee.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1       Satisfaction and Discharge of Indenture.

         Whenever the following conditions shall have been satisfied with respect to a Series:

                  (1)      either

                           (A) all Bonds of such Series theretofore
                  authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.8, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.3) have been delivered to the Trustee for cancellation; or

                           (B) all Bonds of such Series not theretofore delivered to the Trustee for cancellation

                                      (i) have become due and payable, or

                                     (ii) will become due and payable at the
                           Stated Maturity of the final installment of the principal thereof within one year, or

                                    (iii) are to be called for redemption within
                           one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

                  and, in the case of any Series in respect of the assets securing which a REMIC election or elections have been made, the Issuer has delivered to the Trustee a Non-Disqualification Opinion relevant to the actions specified in clauses (i), (ii) or (iii) above, and has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the Aggregate Imputed Principal Balance at such time of the Bonds of such Series, together with an amount equal to the aggregate amount of interest that will have accrued on such Series of Bonds (under the Maximum Bond Interest Rate Assumption if such Series of Bonds includes a Class or Classes of Variable Rate Bonds);

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to such Series; and

                  (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture with respect to such Series have been complied with;

then, upon Issuer Request, authorized by a Board Resolution, this Indenture and the related Series Supplement and the lien, rights and interests created hereby and thereby shall cease to be of further effect with respect to such Series, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and the related Series Supplement with respect to such Series and shall pay, or assign or transfer and deliver, all cash, securities and other property held by it as part of the Trust Estate or other assets for such Series remaining after satisfaction of the conditions specified in clauses (1) and (2) above, (x) with respect to each Series of Bonds for which an election to treat the Trust Estate and any other assets specified in such election and securing the Bonds as one or more REMICs has not been made and will not be made, to the Issuer or upon Issuer Order or (y) with respect to each Series of Bonds for which such an election has been made or will be made, and upon receipt by the Trustee of a Non- Disqualification Opinion as required by Section 4.3, as provided in the related Series Supplement.

         In the absence of an Issuer Request authorized by a Board Resolution, the payment of all Outstanding Bonds of all Series shall not render this Indenture inoperative or prevent the Issuer from issuing additional Series of Bonds from time to time thereafter as herein provided.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to a Series, the obligations of the Issuer to the Trustee under Section 6.7, the obligations of the Trustee to the Issuer and to the Holders of Bonds of such Series under Section 3.3, the obligations of the Trustee to the Holders of Bonds of such Series under Section 4.2, the obligation of the Trustee to determine and publish notices of the rates to be borne by the Variable Rate Bonds pursuant to Section 2.3, the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds of such Series, registration of transfers of Bonds of such Series, and rights to receive payments of principal of and interest on the Bonds of such Series, and the rights, privileges and immunities of the Trustee under Article VI shall survive.

         SECTION 4.2       Application of Trust Money.

         All money deposited with the Trustee pursuant to Sections 3.3 and 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

         SECTION 4.3       REMIC Matters.

                  (a) Each Series Supplement shall contain a statement specifying whether or not it is intended that one or more REMIC elections be made in respect of the Trust Estate and other assets specified in such Series Supplement and securing the Bonds issued thereby. If an election or elections are made as aforesaid, it is intended that each REMIC specified in the related Series Supplement shall constitute, and the affairs thereof shall be conducted so as to qualify each such REMIC as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, and with respect to each such REMIC, the Issuer covenants and agrees that it shall:

                             (i) prepare and file, or cause to be prepared and
                  filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the related Bondholders the schedules, statements or information at such times and in such manner as may be required thereby;

                            (ii) within thirty days of the Closing Date of each
                  such Series, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the related Bonds may contact for tax information relating thereto (and the Issuer shall act as the representative of each relevant Trust Estate for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times in the manner required by the Code;

                           (iii) make or cause to be made an election on behalf
                  of such REMIC, to be treated as a REMIC on its federal tax return for its first taxable year (and, if necessary, under applicable state law);

                            (iv) prepare and forward, or cause to be prepared
                  and forwarded, to the related Bondholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption specified in the related Series Supplement;

                             (v) provide information necessary for the
                  computation of tax imposed on the transfer of a Residual Interest of each such REMIC (including the information required by Treasury Regulation 1.860D-1(b)(5)(ii)) to the Internal Revenue Service and to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest and to any other Person specified in Section 860E(e)(3) and (6) of the Code as liable for the tax imposed under Section 860E(e) of the Code (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

                            (vi) conduct the affairs of each such REMIC at all
                  time that any Bonds relative thereto are Outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

                           (vii) not knowingly or intentionally take any action
                  or omit to take any action that would cause the termination of the REMIC status of each such REMIC;

                          (viii) exercise reasonable care not to allow the
                  creation of any "interests" in each such REMIC within the meaning of Section 860D(d)(2) of the Code other than as provided in the related Series Supplement ;

                            (ix) exercise reasonable care not to allow the
                  occurrence of any "prohibited transactions" within the meaning of Section 860F of the Code in respect of any such REMIC, unless the Issuer shall have provided a Non-Disqualification Opinion to the Trustee that such occurrence would not result in a REMIC Loss in respect of such REMIC;

                             (x) exercise reasonable care not to allow such
                  REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

                            (xi) pay from amounts in the Trust Estate the amount
                  of any federal or state law, including prohibited transaction taxes, taxes on certain contributions to such REMIC after the Startup Day relative thereto, and taxes on net income from foreclosure property, imposed on such REMIC and as the same shall be due and payable (but such obligation shall not prevent the Issuer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Issuer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

                           (xii) ensure that all federal, state or local income
                  tax or information returns shall be signed by the Issuer or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

                          (xiii) maintain such records relating to each such
                  REMIC, including but not limited to the income, expenses, individual mortgage loans (including mortgaged property) relative to such REMIC, other assets and liabilities of the Trust Estate relative to such REMIC, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statement or information.

                  (b) Reserved

                  (c) The Issuer shall cause the first federal income tax return of each REMIC relative to a Series of Bonds to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2).

                  (d) Except as otherwise provided in the related Series Supplement, where an election has been made or will be made to treat the Trust Estate or any other assets specified in such election and securing the Series as one or more REMICs, the termination of each such REMIC shall be effected by the Issuer pursuant to a Qualified Liquidation and only after delivery by the Issuer to the Trustee of a Non-Disqualification Opinion.

         SECTION 4.4       Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Sections 4.1 and 4.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under the Indenture and the Bonds shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1 until such time as the Trustee or such Paying Agent is permitted to apply all such money or obligations in accordance with Sections 4.1 and 4.2; provided, however, that if the Issuer has made payment of interest on or principal of any of the Bonds because of the reinstatement of its obligations, the Issuer shall be subrogated to the Holders of the Bonds to receive such payment from the money or obligations held by the Trustee or such Paying Agent.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         SECTION 5.1       Event of Default.

         (A) "Event of Default", wherever used herein, means, with respect to a Series of Bonds issued hereunder, except to the extent specified otherwise in the related Series Supplement for such Series of Bonds, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1)      if the Issuer shall

                           (A) subject to clause 5.1(B) hereof, default in the
                  payment when and as due of any installment of principal of or interest on any Bond of such Series, or

                           (B) default in the payment of the Redemption Price of
                  any Bond of such Series which has been called for redemption pursuant to Article X,

         and, except in the case of any such default in the payment of principal, such default or failure shall continue for a period of five days;

                  (2) if the Issuer shall breach or default in the due observance of any one or more of the covenants set forth in clauses
         (a), (c)(ii), (f) or (g) of Section 3.8;

                  (3) Reserved

                  (4) Reserved

                  (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

         (B) Neither (a) the allocation of Realized Losses to any Class of Bonds of a Series, nor (b) the reduction of the Imputed Principal Balance of any Bond of any Class of a Series by reason of the application of a Junior Bond Write Down Amount, nor (c) the failure to pay the full amount of any principal entitlement or any Accrued Bond Interest or any Unpaid Interest on any Class of Bonds of a Series by reason of the insufficiency of Available Funds on a Payment Date and the order of allocation of payments from Available Funds specified in the related Series Supplement, shall constitute an Event of Default under this Indenture or any Series Supplement, it being expressly agreed and understood that the Issuer's obligation to make payment on the Bonds of any Series on any Payment Date constitutes an obligation to pay an aggregate amount equal to the Available Funds on such Payment Date.

         (C) Payments on the Bonds of any Series shall be made on each Payment Date from Available Funds subject to and in accordance with the order of priority of payments specified in the related Series Supplement. No recourse shall be had to the Issuer or any of its assets, other than the Trust Estate securing the related Series, in the event of (a) a failure by any Holder of a Bond of any Series to recover by the Stated Maturity thereof or at all the Current Principal Amount of such Bond by reason of the incurrence of delinquencies or Realized Losses on the mortgage loans evidenced by the Conventional Certificates securing such Series or by the application to such Bond of any portion of a Junior Bond Write Down Amount, or (b) a failure by any Holder of a Bond of any Series to recover the full amount of any Accrued Bond Interest or Unpaid Interest thereon by reason of the insufficiency of Available Funds on any Payment Date and the order of allocation of payments from Available Funds specified in the related Series Supplement.

         SECTION 5.2       Acceleration of Maturity; Rescission and Annulment.

         (A) Except to the extent specified otherwise in the Series Supplement relating to any Series of Bonds, if an Event of Default occurs and is continuing with respect to a Series, then and in every such case the Holders of Senior Bonds representing not less than 100% of the Aggregate Current Principal Amount of the Outstanding Senior Bonds of that Series may declare all the Bonds of that Series to be immediately due and payable, by a notice in writing to the Issuer and the Trustee, and upon any such declaration of such Bonds, an amount equal to
(i) the Aggregate Imputed Principal Balance of the Bonds of such Series at the time of such declaration; (ii) the aggregate of (x) Accrued Bond Interest on each Class of Bonds of such Series that is due and unpaid as of the Interest Payment Date most recently preceding such declaration, and (y) any Unpaid Interest outstanding as of the date of such declaration, and (iii) an amount equal to the excess of (x) the Aggregate Current Principal Amount of such Bonds of such Series over (y) the Aggregate Imputed Principal Balance of the Bonds of such Series, calculated at the time of such declaration, shall, subject to
Section 5.3 hereof, become immediately due and payable.

         (B) Except to the extent specified otherwise in the Series Supplement relating to any Series of Bonds, the Holders of Junior Bonds of such Series shall have no right to exercise the rights referred to in clause (A) above until the Class Imputed Principal Balance of each Class of the Senior Bonds of such Series has been reduced to zero. If any date on or after the date on which the Class Imputed Principal Balance of each Class of the Senior Bonds of a Series has been reduced to zero, an Event of Default occurs and is continuing with respect to such Series, then and in every such case the Holders of the Highest Priority Junior Class of such Series representing not less than 662/3% of the Aggregate Current Principal Amount of such Class may declare all the Bonds of that Series to be immediately due and payable, by notice in writing to the Issuer and the Trustee, in which event the outstanding Bonds of such Series shall be accelerated in the same manner and with the same effect as provided in clause (A) above.

         (C) Except to the extent specified otherwise in the Series Supplement relating to any Series of Bonds, at any time after such a declaration of acceleration of maturity of the Bonds of a Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of Bonds representing 100% of the Aggregate Current Principal Amount of the Outstanding Senior Bonds of such Series (if such declaration is made pursuant to clause (A) above), or the Holders of the Highest Priority Junior Class of such Series representing not less than 662/3% of such Class (if such declaration is made pursuant to clause
(B) above), by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Issuer delivered or caused to be delivered to the Trustee a Non-Disqual ification Opinion regarding the actions described in this subsection, if one or more REMIC elections has or have been made in respect of the assets securing the Series, and the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                             (i) all payments of principal of, and interest on,
                  all Bonds of that Series and all other amounts which would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                            (ii) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default in respect to such Series, other than the nonpayment of the principal of Bonds of that Series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         SECTION 5.3       Proceedings.

         Subject to the provisions of Section 3.1 and the following sentence, if an Event of Default occurs and is continuing with respect to a Series, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Trustee on behalf of the Bondholders or any Bondholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Series of Bonds in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Bonds may be sought or obtained by the Trustee or any Bondholder against the Issuer.

         SECTION 5.4       Remedies.

         If an Event of Default shall have occurred and be continuing in respect to a Series of Bonds and the Bonds of such Series have been declared due and payable and such declaration and its conse quences have not been rescinded and annulled, the Trustee may do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Bonds of that Series, or under this Indenture in respect to that Series of Bonds, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer (other than from the Trust Estate or other assets securing any other Series of Bonds) moneys adjudged due;

                  (b) in accordance with Section 5.17, sell the Trust Estate and other assets, if any, securing the Bonds of that Series or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Bonds of that Series; and

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder, including, without limitation, any action specified in the Series Supplement for any Series of Bonds.

         SECTION 5.5  [Reserved].

         SECTION 5.6  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Bonds of any Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise, to

                    (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds of each Series issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such Proceeding, and

                   (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

         SECTION 5.7       Trustee May Enforce Claims without Possession of
                           Bonds.

         All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be, in accordance with Section 5.8, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and, except to the extent specified otherwise in the Series Supplement for any Series of Bonds, for the ratable benefit of the Holders of the Bonds of the Series in respect of which such judgment has been recovered.

         SECTION 5.8       Application of Money Collected.

         If the Bonds of a Series have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to such Series of Bonds pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to such Series of Bonds shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Bonds, upon presentation and surrender thereof:

                  First:  To the payment of all amounts due the Trustee under
         Section 6.7;

                  Second: Except to the extent specified otherwise in the Series Supplement for any Series of Bonds, to the payment of amounts then due and unpaid upon the Outstanding Bonds of such Series for:

                           (a) the aggregate of the Accrued Bond Interest on
                  each Class of Bonds Outstanding that is due and unpaid as of the Interest Payment Date most recently preceding date of any declaration made pursuant to Section 5.2(A), together with any Unpaid Interest outstanding as of such date of declaration, such amount to be paid ratably among the Bonds of such Series without preference or priority of any kind

                           (b) interest on the Class Imputed Principal Balance
                  of each Class of Bonds (including interest on any Class of Compound Interest Bonds) of such Series then Outstanding at the Bond Interest Rate applicable thereto, for the period from the end of the Interest Accrual Period with respect to the Interest Payment Date most recently preceding the date of any declaration made pursuant to Section 5.2(A), to the date specified for such Class in the related Series Supplement, (less such Class' share of the Net Interest Shortfalls and the interest portion of any Realized Losses incurred during the aforesaid accrual period on the mortgage loans underlying the Conventional Certificates securing such Series), such amount to be paid ratably among the Bonds of such Series, without preference or priority of any kind;

                  Third: Except to the extent specified otherwise in the Series Supplement for any Series of Bonds, to the payment of the Aggregate Imputed Principal Balance of the Bonds of such Series, the Imputed Principal Balance of each Bond of such Series ratably, without preference or priority of any kind;

                  Fourth: Except to the extent specified in the Series Supplement for any Series of Bonds, to the payment of the excess of (a) the Aggregate Current Principal Amount of the Bonds of such Series over
         (b) the Aggregate Imputed Principal Balance of such Bonds, each such Bond's respective share of such excess amount, ratably, without preference or priority of any kind; and

                  Fifth: Except as otherwise provided in the related Series Supplement, to the payment of the remainder, if any, (i) to the Issuer or any other Person legally entitled thereto if one or more REMIC elections has or have not been made in respect of the assets securing the Bonds of such Series or (ii) if such an election or elections has or have been or will be made, to the Residual Interest in the REMIC that includes such assets, as stipulated in the related Series Supplement.

         SECTION 5.9       Limitation on Suits.

         No Holder of a Bond of any Series shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Series;

                  (2) (a) all of the Holders of the Classes of Senior Bonds of such Series having Class Imputed Principal Balances greater than zero or (b) in the event that no Class of Senior Bonds of such Series has a Class Imputed Principal Balance greater than zero, the Holders of the Highest Priority Junior Class of such Series representing not less than 662/3% of the Aggregate Current Principal Amount of such Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (5) no direction inconsistent with such written requests has been given to the Trustee during such 60-day period by (a) any Holder of a Class of Senior Bonds of such Series having Class Imputed Principal Balances greater than zero or (b) in the event that no Class of Senior Bonds of such Series has a Class Imputed Principal Balance greater than zero, any Holder of the Highest Priority Junior Class of such Series;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds of the same Series, except to the extent specified otherwise in the Series Supplement for any Series.

         SECTION 5.10      Restoration of Rights and Remedies.

         If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.11      Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.12      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

         SECTION 5.13      Control by Bondholders.

         If an Event of Default is declared by or at the direction of the Holders of Senior Bonds of a Series pursuant to Section 5.2(A) above, the Holders of Bonds representing more than 50% of the Aggregate Current Principal Amount of the Outstanding Senior Bonds of such Series shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to such Series or exercising any trust or power conferred on the Trustee with respect to such Series. If an Event of Default is declared by or at the direction of the Holders of the Highest Priority Junior Class of a Series pursuant to Section 5.2(B) above (and subject to the conditions therein contained), the Holders of the Highest Priority Junior Class of such Series representing more than 50% of the Aggregate Current Principal Amount of such Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to such Series or exercising any trust or power conferred on the Trustee. Any direction given by the Holders of Senior Bonds or Junior Bonds pursuant to this Section 5.13 shall be subject to the following conditions:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) any direction to the Trustee to undertake a Sale of a Trust Estate shall be by the Holders of Bonds secured thereby representing the percentage of the Aggregate Current Principal Amount of the Outstanding Bonds specified in Section 5.17(b)(1), unless
         Section 5.17(b)(2) is applicable, or except to the extent specified otherwise in the Series Supplement for any Series of Bonds,

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

         SECTION 5.14      Waiver of Past Defaults.

                  (a) Except to the extent specified otherwise in the Series Supplement for any Series of Bonds, the Holders of Bonds representing 100% of the Aggregate Current Principal Amount of the Outstanding Senior Bonds of a Series may on behalf of the Holders of all the Bonds of such Series waive any past Default hereunder with respect to such Series and its consequences, except a Default in the payment of any installment of principal of, or interest on, any Bond of that Series.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  (b) Except to the extent specified otherwise in the Series Supplement for any Series of Bonds, the Holders of the Highest Priority Junior Class of such Series representing not less than 662/3% of the Aggregate Current Principal Amount of such Class may on behalf of all the Junior Bonds of such Series waive any past Default hereunder in respect of which such Holders would have been entitled to exercise their rights pursuant to Section 5.2(B), and may waive the consequences of such Default, except, in either case, a Default

                           (1) in the payment of any installment of principal
                  of, or interest on, any Bond of that Series, or

                           (2) in respect of a covenant or provision hereof
                  which under Section 9.2 cannot be modified or amended without the consent of each Outstanding Junior Bond affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 5.15      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, except to the extent specified otherwise in the Series Supplement relating to any Series of Bonds, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the Aggregate Current Principal Amount of the Outstanding Bonds of a Series, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the Stated Maturity thereof expressed in such Bond or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of any Bond called for redemption, on or after the applicable Redemption Date).

         SECTION 5.16      Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.17      Sale of Trust Estate.

                  (a) The power to effect any sale (a "Sale") of any portion of a Trust Estate pursuant to Section 5.4 shall not be exhausted by any one or more Sales as to any portion of such Trust Estate remaining unsold, but shall continue unimpaired until the entire such Trust Estate shall have been sold or all amounts payable on the Bonds of the Series secured thereby and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) To the extent permitted by law, and except as specified otherwise in the Series Supplement for any Series of Bonds, the Trustee
         shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, securing a Series of Bonds which has been declared due and payable unless

                           (1) if such Sale is effected consequent on a
                  declaration made by the Holders of Senior Bonds of a Series pursuant to Section 5.2(A), the Holders of all Outstanding Senior Bonds of such Series consent to, or direct the Trustee to make, such Sale, or, if such Sale is effected consequent on a declaration made by the Holders of the Highest Priority Junior Class of such Series representing not less than 66 2/3% of the Aggregate Current Principal of such Class pursuant to
                  Section 5.2(B), the Holders of the Highest Priority Junior Class of such Series representing not less than 66 2/3% of the Aggregate Current Principal of such Class consent to, or direct the Trustee to make, such a Sale, or

                           (2) the proceeds of such Sale would be not less than
                  the entire amount which would be distributable to the Holders of the Senior Bonds or the Junior Bonds, as the case may be, of such Series, in full payment thereof in accordance with
                  Section 5.8.

         The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Trust Estate at a private Sale, provided that, unless otherwise specified in the related Series Supplement, in no event (except as may be compelled or required by applicable law or court order in which case the provisions of Section
         4.3 shall apply if appropriate) shall the Trustee purchase or sell the Trust Estate or any portion thereof (if an election or elections has or have been made or will be made to treat the Trust Estate or such other assets specified in such election securing the Series as a REMIC) unless it either (i) has received a Non-Disqualification Opinion, or
         (ii) the proceeds of such Sale net of any tax on "prohibited transactions" as defined in Section 860F of the Code that is payable from the Trust Estate would be not less than the entire amount that would be distributable to the Holders of the Bonds, in full payment thereof in accordance with Section 5.8, and such sale meets the requirements of Section 4.3.

                  (c) Except as otherwise provided in the related Series Supplement, unless the Holders of all Outstanding Bonds have otherwise consented or directed the Trustee, at any public Sale of all or any portion of a Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this
         Section 5.17 and the amount of any tax on "prohibited transactions" as defined in Section 860F of the Code that would be payable from the Trust Estate if an election or elections has or have been made or will be made to treat the Trust Estate or such other assets specified in such election securing the Series as a REMIC, has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

                  (d) In connection with a Sale of all or any portion of a Trust Estate

                           (1) any Holder or Holders of Bonds of the Series
                  secured thereby may bid for and purchase the property offered for Sale, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Bonds of such Series or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment; for the purposes of this clause (1), the principal amount of indebtedness of the Issuer evidenced by any Outstanding Bond delivered in lieu of cash shall be the Imputed Principal Balance of such Bond.

                           (2) the Trustee may bid for and acquire the property
                  offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds of the Series secured thereby as a result of such Sale in accordance with Section 5.8 and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds of such Series in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                           (3) the Trustee shall execute and deliver an
                  appropriate instrument of conveyance transferring its interest in any portion of such Trust Estate in connec tion with a Sale thereof;

                           (4) the Trustee is hereby irrevocably appointed the
                  agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of such Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                           (5) no purchaser or transferee at such a Sale shall
                  be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (e) Notwithstanding anything in this Indenture to the contrary, if an Event of Default specified in Section 5.1(A)(1) is the Event of Default, or one of the Events of Default, on the basis of which the Bonds of a Series have been declared due and payable, then the Trustee may, in its sole discretion, sell the Trust Estate securing such Series without compliance with this Section 5.17, but except as otherwise provided in the related Series Supplement, subject to and in compliance with
         Section 4.3.

         SECTION 5.18      Action on Bonds.

         The Trustee's right to seek and recover judgment on a Series of Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Bonds of any Series shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate securing such Series.

         SECTION 5.19 No Recourse to Other Trust Estates or Other Assets of the Issuer.

         Except to the extent provided otherwise in the related Series Supplement, the Trust Estate Granted to the Trustee as security for a particular Series will serve as security only for that Series. Except to the extent provided otherwise in the related Series Supplement, Holders of Bonds of one Series shall have no recourse against the Trust Estate Granted to the Trustee as security for any other Series, and no judgment against the Issuer for any amount due with respect to one Series of Bonds may be enforced against either the Trust Estate securing any other Series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other Trust Estate or any other assets of the Issuer.

         SECTION 5.20      Application of the TIA.

                  (a) Pursuant to Section 3.16(a) of the TIA, all provisions automatically provided for in Section 3.16(a) are hereby expressly excluded.

                  (b) Section 3.16(b) of the TIA requires the following provision to be included herein:

                           Notwithstanding any other provision of the indenture
                  to be qualified, the right of any holder of any indenture security to receive payment of the principal of and interest on such indenture security, on or after the respective due dates expressed in such indenture security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder, except as to a postponement of an interest payment consented to as provided in paragraph (2) of subsection (a), and except that such indenture may contain provisions limiting or denying the right of any such holder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the lien of such indenture upon any property subject to such lien.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.1       Duties of Trustee.

                  (a)      The Trustee shall be subject to TIA Section 315(c).

                  (b)      Except during the continuance of an Event of Default:

                           (1) The Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others and no implied covenants or obligations of the Trustee shall be read into this Indenture.

                           (2) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Inden ture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                           (1) This paragraph does not limit the effect of
                  subsection (b) of this Section.

                           (2) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (3) The Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
                  5.4 or Section 5.17.

                  (d) For all other purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default described in
         Section 5.1(A)(2), 5.1(A)(5) or 5.1(A)(6) or any default (other than a default in payment to the Trustee) under any Pooling and Administration Agreement or any Guaranty Agreement unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Bonds of any Series, the Issuer, any Trust Estate or this Indenture.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this
         Section 6.1(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Trustee's fees and expenses pursuant to Section 6.7. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the applicable Trust Estate pursuant to Sections 6.7 and 8.2(d).

                  (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

                  (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Holders of the Bonds and the rights of the Bondholders shall, to the extent permitted by law, continue to be governed by the terms of this Indenture.

         SECTION 6.2  Notice of Default.

         Within 90 days after the occurrence of any Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Bonds of each Series as to which such Default has occurred notice of each such Default, unless such Default shall have been cured or waived, provided, however, that except in the case of a Default of the type described in Section 5.1(A)(1), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds of the Series affected by such Default.

         SECTION 6.3  Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         SECTION 6.4  Not Responsible for Recitals or Issuance of Bonds.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to any Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

         SECTION 6.5  May Hold Bonds.

         The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.8 and 6.13, may oth erwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee, Agent, or such other agent.

         SECTION 6.6  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law, but shall be accounted for separately for each Series. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

         SECTION 6.7  Compensation and Reimbursement.

                  (a) The Issuer agrees

                      (1) subject to any separate written agreement with the
                  Trustee, to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to
                  reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3) to indemnify the Trustee and its agents for, and
                  to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                                    (i) with respect to any such claim, the
                           Trustee shall have given the Issuer written notice thereof promptly after the Trustee shall have knowledge thereof;

                                    (ii) while maintaining absolute control over
                           its own defense, the Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

                                    (iii) notwithstanding anything to the
                           contrary in this Section 6.7(a)(3), the Issuer shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer.

                  Subject to Section 6.10, the Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Trustee pursuant to this Section 6.7.

                  (b) The Issuer may remit payment for such fees and expenses to the Trustee or, in the absence thereof, the Trustee may reimburse itself from time to time pursuant to Section 8.2(d) hereof for payments of its fees and expenses hereunder from moneys on deposit in the Collection Account.

                  (c) Notwithstanding the provisions of Section 6.1(e) and 6.7(a)(1), (2) and (3) hereof, the fees, expenses, disbursements and advances payable to the Trustee pursuant to Section 6.7(a)(1) and (2) and any indemnity payments due to the Trustee pursuant to Section 6.7(a)(3) shall not in the aggregate on any Payment Date exceed the Expense Reserve Amount, if any; provided, however, that the Trustee shall advance any amounts in excess thereof due under this Section 6.7.

                  (d) If the Bonds have been declared due and payable following an Event of Default pursuant to Section 5.2, which acceleration of Maturity and its consequences have not been rescinded and annulled and moneys collected by the Trustee are being applied in accordance with Section 5.8 as may be amended by any Series Supplement, expenses, disbursements and advances due the Trustee under 6.7(a)(2) and indemnity payments due to the Trustee under Section 6.7(a)(3) hereof shall no longer be subject to the provisions of
         Section 6.7(c).

                  (e) As security for the payment obligations of the Issuer pursuant to the foregoing provisions of this Section 6.7, the Issuer hereby Grants to the Trustee a lien ranking at all times senior to the lien of the Bonds with respect to which any claim of the Trustee under this Section arose and senior to all other liens, if any, upon all property and funds held or collected as part of the Trust Estate for such Bonds by the Trustee in its capacity as such. The Trustee shall not (i) exercise or enforce such senior lien in any manner, or (ii) institute any Proceeding against the Issuer for any payments, reimbursements, or indemnifications to the Trustee or to enforce such lien, in either case unless (i) the Bonds have been declared due and payable following an Event of Default pursuant to Section 5.2, (ii) such acceleration of Maturity and its consequences have not been rescinded and annulled, and (iii) moneys collected by the Trustee are being applied in accordance with Section 5.8, as may be amended by any Series Supplement.

                  (f) Subject to the last sentence of Section 6.7(e), nothing in this Section 6.7 shall be construed to limit (except as otherwise expressly provided in subsection (e) of this Section 6.7) the exercise by the Trustee of any right or remedy permitted under the Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to this Section 6.7.

         SECTION 6.8  Disqualification; Conflicting Interests.

         In addition to the conflicting interests specified in TIA Section 310(b), the Trustee shall be deemed to have a conflicting interest under said
Section 310(b) upon the occurrence of a default, if by reason of supplements or amendments to this Indenture as originally executed there shall be created covenants, restrictions, conditions or additional events of default which

                  (1) unless otherwise provided in the related Series Supplement, would give the Holders of Bonds of any Series any rights with respect to the Trust Estate or any other property held by the Trustee for the benefit of Holders of Bonds of any other Series with respect to which it is also serving as Trustee, or

                  (2) is sufficiently likely to involve a material conflict of interest between Series of Bonds that it is advisable in the public interest or for the protection of Holders of Bonds of any Series that the Trustee disqualify itself from acting as such with respect to one or more applicable Series of Bonds.

         SECTION 6.9  Eligibility; Trustee's Capital and Surplus.

         The Trustee shall at all times meet the then current capital and surplus requirements of the TIA and shall have a combined capital and surplus of at least $50,000,000 or be a member or subsidiary of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000. If the Trustee or the members of the bank holding company system of which it is a part publish annual reports of condition of the type described in TIA Section 310(a)(2), its (or such bank holding company system's) combined capital and surplus for purposes of TIA Section 310(a)(2) shall be as set forth in the latest such report or reports. If at any time the Trustee shall cease to be eligible in accordance with the provisions of TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10 Resignation and Removal; Appointment of Successor.

                  (a) Subject to the provisions of the Series Supplement with respect to any Series of Bonds, the Trustee may resign at any time with respect to the Bonds of one or more Series (or for fewer than all Classes within any such Series) by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (b) The Trustee may be removed at any time with respect to any Series, or any Class within any Series, by Act of the Holders representing more than 50% of the Aggregate Current Principal Amount of the Outstanding Bonds of that Series, delivered to the Trustee and to the Issuer.

                  (c) If at any time following a default:

                      (1) the Trustee shall have a conflicting interest under
                  Section 6.8 and TIA Section 310(b) and shall fail to resign or eliminate such conflicting interest in accordance with TIA
                  Section 310(b) after written request therefor by the Issuer or by any Bondholder, or

                      (2) the Trustee shall cease to be eligible under Section
                  6.9 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee, and the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Trustee and to vest in such successor Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an event of default has occurred and is continuing, the Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to Section 5.15, and, in the case of a conflicting interest as described in clause (1) above, unless the Trustee's duty to resign has been stayed as provided in TIA Section 310(b), any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee with respect to the Bonds of one or more Series, or any Class within such Series, for any cause, the Issuer by a Board Resolution shall promptly appoint a successor Trustee with respect to such Series or such Class. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee with respect to any Series shall be appointed by Act of the Holders of Bonds representing more than 50% of the Aggregate Current Principal Amount of the Outstanding Bonds of that Series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (e) The Issuer shall give or shall cause to be given notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Bonds of each Series affected thereby. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  (f) Except as otherwise provided in the Series Supplement with respect to a Series, any costs or expenses incurred in connection with the resignation or removal of the Trustee with respect to such Series shall be paid by the Trustee.

         SECTION 6.11 Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resigna tion or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee (provided, however, that if the retiring

Trustee has been removed or has resigned, pursuant to Section 6.10, with respect to less than all Series for which it is Trustee, or for less than all Classes within any such Series, then such transfer shall be limited to its rights and powers with respect to each Series or Class with respect to which it has resigned or been removed), and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder (provided, however, that if the retiring Trustee has been removed or has resigned, pursuant to Section 6.10, with respect to less than all Series for which it is Trustee, or for less than all Classes within any such Series, then such assignment, transfer and delivery by the retiring Trustee shall be limited to the property and money held by it for the benefit of the Holders of Bonds of the Series or Class with respect to which it has resigned or been removed); provided, however, that the execution and delivery of any such instruments by the retiring Trustee and the succession of a new Trustee shall not in any way
(i) impair or release the liens of the retiring Trustee provided for in Section 6.7, (ii) constitute a waiver of any charges due the retiring Trustee under the Indenture, or (iii) constitute a waiver of any right of the retiring Trustee to institute proceedings to enforce any rights or remedies available to the retiring Trustee pursuant to this Indenture. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and con firming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

         SECTION 6.13      Preferential Collection of Claims Against Issuer.

         The Trustee, and any co-trustee or separate trustee authorized in
Section 6.14, shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee, co-trustee or separate trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.14      Co-trustees and Separate Trustees.

         At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of a Trust Estate may at the time be located, or the requirements of the Series Supplement with respect to any Series of Bonds, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the Aggregate Current Principal Amount of the Outstanding Bonds of the Series or Class, as the case may be, secured by the Trust Estate with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

                  (2) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (3) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the

         Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

                  (4) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 6.15 Authenticating Agents.

         Upon the request of the Issuer, the Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds of each Series designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Bonds of such Series of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Sections 2.6 and 2.7, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Bonds of such Series. Notwithstanding the foregoing, if an Authenticating Agent for a Series is designated in the related Series Supplement, no separate request or appointment shall be required. For all purposes of this Indenture (other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.5 and 2.12 in connection with their initial issuance and for purposes of Section 2.8), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.9 for the Trustee hereunder and has its principal office in the Borough of Manhattan, City and State of New York.

         Any Authenticating Agent for a Series shall also serve as Bond Registrar or co-Bond Registrar for such Series, as provided in Section 2.7. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this
Section 6.15 or pursuant to the terms of any Supplemental Indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys, fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond Registrar.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Bonds of the applicable Series.

         The Trustee agrees, subject to Section 6.1(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Trustee shall be entitled to be reimbursed for such payments, subject to
Section 6.7. The provisions of Sections 2.10, 6.4 and 6.5 shall be applicable to any Authenticating Agent.

         SECTION 6.16      Alternate Trustees.

         Whenever the Issuer shall so determine, a Person different than the initial Trustee may be appointed by the Issuer to act as an alternate Trustee with respect to any Series of Bonds proposed to be issued hereunder. Such alternate Trustee shall also satisfy the eligibility requirements of the TIA and this Article VI. The Issuer shall have the power to appoint a separate Trustee to act as Trustee with respect to any Series of Bonds proposed to be issued hereunder and each such alternate Trustee and the Issuer alone shall have the power to execute and deliver an agreement supplemental hereto, which agreement supplemental hereto may be the Series Supplement for such Series of Bonds, which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trust and duties of the Trustee with respect to the Outstanding Bonds of any Series as to which the Trustee initially named in the Series Supplement for such Series is not retiring, shall continue to be vested in such initial Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee with respect to the Outstanding Bonds of any Series as to which the initial Trustee named herein is not to be the Trustee or with respect to any proposed Series of Bonds, it being understood that nothing herein or in such supplemental agreement shall constitute such Trustees as co-Trustees of the same trust and that each such Trustee shall be a Trustee of a separate trust or trusts with respect to different Series of Bonds each concurrently Outstanding. No separate or alternate Trustee shall accept its appointment unless, at the time of such acceptance such separate Trustee shall be qualified and eligible under this
Article VI.

                                   ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

         SECTION 7.1  Issuer to Furnish Trustee Names and Addresses of
                      Bondholders.

                  (a) The Issuer will furnish or cause to be furnished to the Trustee (i) semi-annually, not less than 45 days nor more than 60 days after each Interest Payment Date for a Series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds of such Series, and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more that 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished. If the Bonds of a particular Series have Interest Payment Dates which are more frequent than semi-annual, then the applicable Interest Payment Dates for purposes of clause (i) of the preceding sentence shall be the Interest Payment Date occurring closest to six months after the Closing Date for such Series and each Interest Payment Date occurring at six-month intervals thereafter.

                  (b) In addition to furnishing to the Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.3 at the times required by said Section 3.3.

         SECTION 7.2  Preservation of Information; Communications to
                      Bondholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.1 and the names and addresses of the Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) The Issuer, the Trustee and the Bond Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.3  Reports by Trustee.

                  (a) In addition to any report required to be delivered by the Trustee to the Holders of Bonds of any Series pursuant to TIA Section 313(a), additional reports may be required to be delivered by the Trustee as set forth in the Series Supplement for any Series of Bonds.

                  (b) For purposes of the information required to be included in any reports to be delivered by the Trustee pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable), 313(b)(2), or pursuant to the Series Supplement for any Series of Bonds as may be required pursuant to Section 7.3(a), the principal amount of "indenture securities" outstanding on the date as of which such information is provided shall be the Aggregate Current Principal Amount of the then Outstanding Bonds of the particular Series covered by the report.

                  (c) With respect to any report required to be delivered by the Trustee pursuant to TIA Section 313(a) or (b), or as otherwise required pursuant to Section 7.3(a), the Trustee shall mail any such report to all Holders of such Series of Bonds within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of such Series of Bonds.

                  (d) Unless provided otherwise in the Series Supplement for any Series of Bonds, upon written request in form satisfactory to the Trustee received by the Trustee at least fif teen days prior to the next Payment Date, the Trustee will provide notice to a Bondholder on such Payment Date of such Bondholder's priority status with respect to such Bondholder's requests for redemption pursuant to Section 10.4.

         SECTION 7.4  Reports by Issuer.

         The Issuer (a) shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         SECTION 8.1  Collection of Moneys.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Estate with respect to which it was received, and shall apply it as provided in this Indenture. If the Trustee shall not have received a Distribution with respect to any Certificate by the Business Day immediately following the related Distribution Date, the Trustee shall, unless the Issuer shall have made provisions satisfactory to the Trustee for delivery to the Trustee of an amount equal to such Distribution, request the issuer or guarantor of such Certificate, as appropriate, to make such payment as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such Distribution, it may withdraw such request. Notwithstanding any other provision hereof, the Trustee shall deliver to the Issuer or its designee or assignee any Distribution received with respect to a Certificate after the related Distribution Date to the extent that the Issuer previously made payment or provision for payment with respect to such Distribution in accordance with this Section 8.1, and any such Distribution shall not be deemed part of the Trust Estate for the related Series.

         Except as otherwise expressly provided in this Indenture, if, following any request by the Trustee for payment of a late Distribution, any default occurs in the making of such payment, or if a default occurs in any other performance required under any Certificate with respect to any Series, the Trustee may, and upon the request of the Holders of Bonds representing more than 50% of the Aggregate Current Principal Amount of the Outstanding Bonds of the affected Series shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default with respect to such Series under this Indenture and to proceed thereafter as provided in Article V.

         SECTION 8.2  Collection Accounts.

                  (a) On or before the Closing Date for a Series, the Issuer shall open, at the Corporate Trust Office, one or more accounts (each of which shall be an Eligible Account) which shall collectively be the "Collection Account" for such Series. The Trustee shall promptly deposit in the related Collection Account all Distributions received by it with respect to Certificates securing the Bonds of a Series (other than Distributions required to be delivered to the Issuer pursuant to
         Section 8.1). All Distributions deposited from time to time in a Collection Account, any amount required to be deposited in the Collection Account for a Series pursuant to Section 2.12(g) and the terms of the related Series Supplement, all other deposits therein pursuant to this Indenture, and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Trustee in such Collection Account as part of the Trust Estate for the related Series as herein provided, subject to withdrawal by the Trustee for the purposes set forth in subsections (c) and (d) of this Section 8.2. All funds withdrawn from a Collection Account pursuant to subsection (c) of this Section 8.2 for the purpose of making payments to the Holders of Bonds of the related Series shall be applied in accordance with Section 3.3.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing with respect to a Series of Bonds, all or a portion of the related Collection Account shall be invested and reinvested by the Trustee at the Issuer's direction or pursuant to the provisions of the related Series Supplement in one or more Eligible Investments bearing interest or sold at discount. No such investment shall mature later than the Business Day immediately preceding the next Principal Reduction Date for such Series unless permitted otherwise by the Rating Agencies.

                  Notwithstanding the foregoing,

                             (i) except as permitted by clause (ii) below, no
                  investment of any amount held in a Collection Account may mature later than the Business Day immediately preceding the next Payment Date for Bonds of the related Series unless permitted otherwise by the Rating Agencies,

                            (ii) any investment (including repurchase
                  agreements) on which the Trustee (or any agent of the Trustee acceptable to the Rating Agency or Agencies that rated such Series) is the obligor, may mature on a Payment Date or Special Pay ment Date if, under this Section 8.2, such investment could otherwise mature on the Business Day immediately preceding such Payment Date or Special Payment Date and

                           (iii) if there are any Overdue Bonds of a Series
                  Outstanding, funds then in the related Collection Account may be invested in investments maturing later than the Business Day immediately preceding the next Special Payment Date, unless permitted otherwise by the Rating Agencies, only to the extent that after giving effect to such proposed investment the amount of funds that would be on deposit in the Collection Account (including therein the amount of Distributions and proceeds of investments scheduled to be deposited in such Collection Account prior to such next Special Payment Date) and would be available to make payments on the Bonds of such Series on such next Special Payment Date, exceeds any payments of principal of or interest on any Overdue Bonds of such Series due and payable on such next Special Payment Date.

                  All income or other gains from investment of moneys deposited in a Collection Account shall be deposited by the Trustee in such Collection Account immediately upon receipt, and any loss resulting from such investment shall be charged to such Collection Account.

                  (c) Unless the Bonds of a Series have been declared due and payable pursuant to Section 5.2 and moneys collected by the Trustee with respect to such Series are being applied in accordance with
         Section 5.8, amounts on deposit in the related Collection Account on any Payment Date or Special Payment Date shall be withdrawn from such Collection Account, in the amounts required, for application as follows:

                             (i) on any Special Payment Date, except to the
                  extent provided otherwise in the applicable Series Supplement and to the extent permitted by applicable law,

                                    first, to the payment of all interest due
                               with respect to any Overdue Bonds of such Series called for redemption, pro rata without any preference or priority as to Maturity, and second, to the payment of amounts due with
                               respect to principal of such Overdue Bonds
                               (including any portion of an installment of principal required to be paid which was not paid therefor, and any amounts remaining unpaid on Bonds with respect to which the Redemption Price was not paid in full on the applicable Redemption
                               Date), in the order in which such amounts became due and pro rata among all amounts which became due on the same date, each such amount being the amount thereof set forth in the applicable Special Payment Date Statement; and

                            (ii) on any Payment Date, in accordance with the
                  order of priority of payment specified in the related Series Supplement;

         each such amount being the amount thereof set forth in the applicable Special Payment Date Statement or Payment Date Statement, as the case may be.

                  (d) On or after each Payment Date for a Series, so long as the Trustee shall have prepared a Payment Date Statement in respect of such Payment Date and shall have made, or, in accordance with Section 3.3, set aside from amounts in the Collection Account for such Series an amount sufficient to make the payment of principal of and interest on the Bonds of such Series then required to be made as indicated in such Payment Date Statement, the cash balance, if any, then remaining in the related Collection Account, less the amount of Distributions due on the related Certificates but not received on the immediately preceding Distribution Date and the amount of any Reinvestment Income then payable to the Bond Manager, shall be withdrawn from such Collection Account by the Trustee and applied first, to the payment of any unpaid amount due the
                  Trustee pursuant to Section 6.7,
                           second, to the payment of any unpaid amount due any
                  firm of Independent Accountants pursuant to Section 8.9(a),

                           third, to the extent required by the related Series
                  Supplement, to deposit an amount in the related Expense Fund (any amount so deposited being released from the lien of the Indenture pursuant to Section 8.10).

         Except as otherwise provided in the related Series Supplement, the balance, if any, of the amount so withdrawn shall be released from the lien of this Indenture and paid by the Trustee (i) with respect to each Series of Bonds for which a REMIC election or elections has or have not been made and will not be made, to the Issuer or, upon Issuer Order, to its assignee, or (ii) where such an election or elections has or have been made or will be made, to the Residual Interest that is entitled to such assets as stipulated in the related Series Supplement, in each case subject to satisfaction of the following conditions:

                             (i) no Default or Event of Default shall have
                  occurred and be continuing,

                            (ii) an Independent Accountant shall have delivered
                  to the Trustee the certificate or opinion in respect of such Payment Date required by Section 8.9(b);

                           (iii) the Issuer shall have delivered to the Trustee
                  an Officers' Certificate stating that all conditions precedent to such release specified in this subsection (d) have been satisfied, and

                            (iv) the Issuer shall have delivered to the Trustee
                  an Opinion of Counsel to the effect that all documents delivered to the Trustee in connection with such release comply as to form with the requirements of this subsection (d) and all conditions precedent to such release specified in this subsection (d) have been satisfied.

         SECTION 8.3  Reserved.

         SECTION 8.4  Reserved.

         SECTION 8.5  Reserved.

         SECTION 8.6  General Provisions Regarding Pledged Accounts.

                  (a) Each Pledged Account shall relate solely to the Bonds of the Series with respect to which it was established and to the Certificates and other property securing such Series. Funds and other property in each Pledged Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of a Pledged Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Pledged Account.

                  (b) The Issuer will not direct the Trustee to make any investment of any funds in a Pledged Account or to sell any investment held in a Pledged Account except under the following terms and conditions:

                             (i) each such investment shall be made in the name
                  of the Trustee (in its capacity as such) or in the name of a Qualified Nominee of the Trustee (or, if, as indicated by an Opinion of Counsel delivered to the Trustee, applicable law provides for perfection of pledges of an investment not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered),

                            (ii) the Trustee shall have sole control over such
                  investment, the income thereon and the proceeds thereof,

                           (iii) any certificate or other instrument evidencing
                  such investment shall be delivered directly to the Trustee or its agent, and

                            (iv) the proceeds of each sale of such an investment
                  shall be remitted by the purchaser thereof directly to the Trustee for deposit in the Pledged Account in which such investment was held.

                  (c) Except as otherwise provided in the related Series Supplement, if a REMIC election or elections has or have been made or will be made in respect of the assets securing such Series, prior to any disposition of any investment in a Pledged Account that would result in a gain to a REMIC of such Series, the Trustee shall inform the Issuer of its intention to dispose of such investment and of the possibility that such disposition could result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code. If any amounts are needed for disbursement from a Pledged Account and sufficient uninvested funds are not available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Pledged Account.

                  (d) The Trustee shall not in any way be held liable by reason of any insufficiency in any Pledged Account except for losses on investments which are liabilities of the Trustee (or of any agent of the Trustee).

                  (e) All investments of funds in a Pledged Account and all sales of investments held in a Pledged Account shall, except as provided below, be made by the Trustee in accordance with an Issuer Order. Subject to compliance with the requirements of Section 8.2(b), such Issuer Order may authorize the Trustee to make the specific investments set forth therein, to make investments from time to time consistent with the general instructions set forth therein, or to make specific investments pursuant to written, telegraphic or telephonic instructions of the employees or agents of the Issuer identified therein, in each case in such amounts as such Issuer Order shall specify.

                  In the event that:

                             (i) the Issuer shall have failed to give investment
                  directions to the Trustee by 12:30 p.m. Eastern Time on any Business Day authorizing the Trustee to invest the funds then in a Pledged Account,

                            (ii) a Default or Event of Default with respect to
                  such Series shall have occurred and be continuing but the Bonds of such Series shall not have been declared due and payable pursuant to Section 5.2, or

                           (iii) an Event of Default with respect to such Series
                  shall have occurred and be continuing, the Bonds of such Series shall have been declared due and payable pursuant to
                  Section 5.2, and amounts collected or receivable from the related Trust Estate are being applied in accordance with
                  Section 5.8,

         the Trustee shall invest and reinvest the funds then in each related Pledged Account to the fullest extent practicable, in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments bearing interest or sold at a discount. All investments made pursuant to clause (i) above shall mature on the next Business Day following the date of such investment, all such investments made pursuant to clause (ii) above shall mature no later than the maturity date therefor permitted by Section 8.2(b), or by the terms of any related Series Supplement, whichever is applicable, and all investments made pursuant to clause (iii) above shall mature no later than the first date following the date of such investment on which the Trustee proposes to make a distribution to Holders of Bonds of the related Series pursuant to Section 5.8.

                  (f) Subject to the restriction on the maturity of investments set forth in Sections 8.2(b), or in any related Series Supplement, and notwithstanding paragraph (e) above, the Issuer will give appropriate and timely investment directions to the Trustee such that at the close of business on not more than two Business Days in any one calendar year not more than an aggregate of $50,000 of funds in the Pledged Accounts for a Series are not invested pursuant, directly or indirectly, to an Issuer Order in Eligible Investments bearing interest or sold at a discount which mature on or after the opening of business on the next Business Day.

                  (g) Unless it shall have otherwise agreed in writing with the Issuer, the Trustee shall not be required to enter into repurchase obligations for the investment of funds in any

         Pledged Account with any Person whose repurchase obligations would be Eligible Investments only if the requirements of subclause (b) of clause (iii) of the definition of the term "Eligible Investments" were complied with in connection with such investment.

         SECTION 8.7  Reports by Trustee to Bondholders.

         On each Payment Date for a Series the Trustee shall deliver a written report

                  (a) to each Holder of Bonds of a Class of such Series on which a payment of principal and interest is then being made, setting forth the amount of such payment which represents principal and the amount which represents interest, and the principal amount of an Individual Bond of each such Class after giving effect to the payment of principal made on such Payment Date;

                  (b) to each Holder of Bonds of a Class of such Series on which a payment of interest only is then being made, setting forth the Class Current Principal Amount and Class Imputed Principal Balance of Bonds of each Class of such Series Outstanding after giving effect to the payment of principal made on such Payment Date and the allocation of all Realized Losses and any Junior Bond Writedown Amount then allocable to such Class and after including in the aggregate principal amount of Compound Interest Bonds Outstanding the amount of any accrued interest added to the principal amount thereof on such Payment Date; and

                  (c) to each Holder of a Compound Interest Bond of such Series (but only if such Holder shall not have received on such Payment Date a payment of interest equal to the entire amount of Accrued Bond Interest on such Bond for such Payment Date, or since the related Accrual Date if no Payment Date has yet occurred), setting forth

                             (i) the information contained in the report
                  delivered pursuant to clause (b) above,

                            (ii) the interest accrued on an Individual Bond of
                  such Class of Compound Interest Bonds through the Interest Accrual Period for such Payment Date and added to the principal of such Compound Interest Bond, and

                           (iii) the principal amount of an Individual Bond of
                  such Class of Compound Interest Bonds after giving effect to the addition thereto of interest accrued thereon during the Interest Accrual Period for such Payment Date.

                  (d) to each Holder of Bonds of a Class of such Series, the aggregate amount of Realized Losses and any Junior Bond Write Down Amount allocated to the Bonds of such Class on such Payment Date;

                           (i) the amount of any Realized Losses or portion of
                  any Junior Bond Write Down Amount allocated to an Individual Bond of such Class on such Payment Date; and

                           (ii)the Imputed Principal Balance and the Current
                  Principal Amount of an Individual Bond of such Class on such Payment Date,

in the case of (iii) above, after application of all payments of principal on such Bonds and allocation of any Realized Losses and the Junior Bond Write Down Amount, if any, allocable on such Payment Date.

         SECTION 8.8  Reports by Trustee.

         In addition to any statements required to be delivered or prepared by the Trustee pursuant to Sections 2.9 or 8.2, the Trustee shall deliver to the Issuer and the Independent Accountants appointed pursuant to Section 8.9, within two Business Days after the request of either the Issuer or such Independent Accountants, a written report setting forth the amount of each Pledged Account or Fund established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, upon the request of the Issuer, promptly transmit to the Issuer copies of all accountings of, and information with respect to, Distributions furnished it by the issuer of, or the paying agent for, each Certificate and shall promptly notify the Issuer if, or on the third Business Day after any Distribution Date in the case of a Conventional Certificate, any related Distribution then due or any portion thereof has not been received by the Trustee.

         SECTION 8.9  Reports by Independent Accountants.

                  (a) At the Closing Date for a Series the Issuer shall appoint the firm of Independent Accountants which prepares and delivers the certificate or opinion required to be delivered under Section 2.12(e) as its Independent Accountants for purposes of preparing and delivering the reports or certificates with respect to such Series required by this Section 8.9. Upon any resignation by such firm the Issuer shall promptly notify the Trustee and appoint a successor thereto that shall also be a firm of Independent Accountants of recognized national reputation. If the Issuer shall fail to appoint a successor to a firm of Independent Accountants which has resigned on or before the fifteenth day after such resignation, the Trustee shall promptly notify the Issuer of such failure in writing. If the Issuer shall not have appointed a successor within ten days thereafter the Trustee shall promptly appoint a successor firm of Independent Accountants of recognized national reputation. The fees of such successor shall be payable by the Issuer, and any fees not so paid by the Issuer may be paid by the Trustee on behalf of the Issuer, from amounts otherwise payable to the Issuer from the related Collection Account pursuant to Sec tion 8.2(d).

                  (b) The Issuer, or the Trustee on behalf of the Issuer, shall direct the firm of Independent Accountants appointed pursuant to subsection (a) (or any successor firm so appointed) to review, and prepare and deliver to the Trustee a report or certificate with respect to each Payment Date Statement specified in the related Series Supplement delivered by the Trustee pursuant to
         Section 2.9(e).

                  Such report or certificate shall state that

                             (i) such Independent Accountants have reviewed
                  such Payment Date Statement,

                            (ii) they have performed the calculations required
                  to be made in connection therewith,

                           (iii) they have reviewed the accountings of the
                  related Distributions and of the related Collection Account furnished by the Trustee with respect to the Distribution Date relative to such Payment Date Statement, and

                            (iv) based upon such review, such firm of
                  Independent Accountants has no material exceptions to the Trustee's calculations set forth in any of such State ments, or that all of such exceptions are set forth in such report or certificate.

         Such report or certificate shall be delivered to the Trustee, and a copy of such report or certificate shall be delivered to the Issuer, prior to the close of business on the second Business Day following the related Calculation Date. If such firm of Independent Accountants sets forth any material exceptions to the Trustee's Payment Date Statement in its report or certificate, the Trustee's Payment Date Statement shall be deemed to have been amended to reflect such exceptions, and a copy of such report shall be delivered to each Rating Agency rating the related Bonds.

                  (c) If the Trustee shall fail to deliver to the Issuer any Payment Date Statement by the due date therefor, the Issuer shall, at the opening of business on the next Business Day after such due date, direct the firm of Independent Accountants appointed pursuant to subsection (a) to prepare and deliver to the Trustee such Payment Date Statement at the expense of the Issuer, no later than 2:00 p.m. on the Business Day following the day on which such direction was given. Any fees of such Independent Accountants not paid by the Issuer may be paid by the Trustee, on behalf of the Issuer, from amounts otherwise payable to the Issuer from the related Collection Account pursuant to Section 8.2(d).

         SECTION 8.10 Expense Fund.

                  (a) Except as otherwise provided in the related Series Supplement, any cash or Eligible Investments received by the Trustee for deposit in the Expense Fund for a Series pursuant to Sections 2.12(g) or 8.2(d) hereof, together with any other Eligible Investments in which amounts in such Expense Fund are or will be invested or reinvested during the term of the Bonds of such Series, shall be held by the Trustee subject to disbursement and withdrawal as herein provided, but shall not be security for the Bonds of such Series.

                  (b) Except as otherwise provided in the related Series Supplement all or a portion of the Expense Fund for a Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments.

                  (c) Except as otherwise provided in the related Series Supplement amounts on deposit in the Expense Fund for a Series shall be applied by the Trustee to the payment of expenses relating to the administration of the Bonds of such Series (other than interest expense on such Bonds) specified in the related Series Supplement to the extent that such expenses have not been paid by the Issuer or from other sources.

                  (d) Except as otherwise provided in the related Series Supplement, upon full and final payment of all Outstanding Bonds of the related Series and payment of all unpaid expenses relating to the administration of the Bonds of such Series (other than interest expense on such Bonds) covered by such Expense Fund, the Trustee shall pay to or upon the order of the Issuer all amounts remaining on deposit in the Expense Fund for such Series.

         SECTION 8.11 Substitution of Certificates with Eligible Substitute
                      Certificates.

                  (a) Except as otherwise provided in the related Series Supplement, the Issuer shall have the right to Grant one or more Eligible Substitute Certificates for any one or more Certificates securing a Series of Bonds, any such substitution to take place on a Payment Date, subject, however, to satisfaction of the following conditions:

                             (i) no Default or Event of Default shall have
                  occurred and be continuing;

                            (ii) if the Eligible Substitute Certificates to be
                  Granted in substitution for the Certificates to be released are issued in definitive or certificated form, such Eligible Substitute Certificates, registered in the name of the Trustee (or, if requested by the Trustee, in the name of its Qualified Nominee) shall have been delivered to the Trustee;

                           (iii) if the Eligible Substitute Certificates to be
                  Granted in substitution for the Certificates to be released are issuable in book entry form only, the Trustee shall have received (A) written notification or confirmation from the operator of the book-entry system that ownership of such Eligible Substitute Certificates has been registered in the name of the Trustee or a Qualified Nominee or (B) notification from a bank, broker, clearing corporation or other Person that maintains securities accounts for the Issuer or the Trustee and is acting in that capacity with respect to such Eligible Substitute Certificates that either (1) ownership of such Eligible Substitute Certificates in the name of the Issuer and the Grant thereof to the Trustee have been entered on the securities accounts books of such Person or (2) ownership of such Eligible Substitute Certificates in the name of the Trustee has been entered on the securities accounts books of such Person;

                            (iv) the Trustee shall have received a certificate
                  or opinion from a firm of Independent Accountants stating that
                  (A) such firm has reviewed (1) the terms of the Certificates proposed to be released and of the Eligible Substitute Certificates proposed to be Granted in substitution therefor,
                  (2) the Issuer's calculations of the Certificate Principal Balance of the Certificates to be released and of the Eligible Substitute Certificates to be granted in substitution therefor and the Issuer's calculations of the aggregate Certificate Principal Balance of all of the Certificates pledged to secure the Bonds immediately following the substitutions and (3) the Issuer's calculations demonstrating that the Eligible Substitute Certificates proposed to be Granted in substitution for the Certificates to be released satisfy all conditions precedent to such release and substitution set forth in the Indenture and the related Series Supplement that are of a type that can be verified by mathematical computations and (B) based on such review, nothing has come to their attention that the Issuer's calculations were not made in compliance with the terms of the Indenture and the related Series Supplement and are not mathematically correct;

                             (v) the Trustee shall have received an Officers'
                  Certificate stating that all conditions precedent to such release specified in this subsection (a) and in the related Series Supplement have been satisfied;

                            (vi) the Trustee shall have received an Opinion of
                  Counsel to the effect (A) that all documents delivered to the Trustee in connection with such release comply as to the form with the requirements of this subsection (a) and the requirements, if any, set forth in the related Series Supplement, (B) that all conditions to such release specified in this subsection (a) and in the related Series Supplement have been satisfied and (C) of the opinion required by Section 2.12(c) but only as applicable to the portion of the Trust Estate comprised of the Eligible Substitute Certificates; and

                           (vii) the Trustee shall have received a certificate
                  of an Independent Person, whose regular business activity includes valuing securities similar to such Eligible Substitute Certificates, as to the fair market value of such Eligible Substitute Certificates, which determination of fair market value shall be based upon generally available market quotations as of a date not earlier than three Business Days prior to the date of Grant to the Trustee.

                  (b) Upon any such Grant, the Trustee shall transfer and assign the replaced Certificates to the Issuer whereupon they shall be released from, and no longer subject to, the lien of the Indenture.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1  Supplemental Indentures without Consent of Bondholders.

         Without the consent of the Holders of any Bonds, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Series of Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (3) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Series Supplement;

                  (4) to modify or eliminate any of the terms of this Indenture; provided, however, that

                           (A) such supplemental indenture shall expressly
                  provide that any such modifications or eliminations shall not be effective with respect to any Outstanding Bond of any Series created prior to the execution of such supplemental indenture; and

                           (B) the Trustee may, in its discretion, decline to
                  enter into any such supplemental indenture which, in its opinion, would adversely affect its own rights, duties or immunities;

                  (5) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained, or the appointment of an alternate Trustee under Section 6.16;

                  (6) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or of the Bonds of any Series, or to surrender any right or power herein conferred upon the Issuer;

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to amend any other pro visions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect in any material respect the interests of the Holders of any Series of Bonds; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of any Series of Bonds if the Person requesting the amendment obtains a letter from each Rating Agency that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to any Series of Bonds;

                  (8) to provide for the issuance of Bonds of any Series (including Bonds of a Series theretofore authorized and then Outstanding) or any Class within such Series in bearer form with coupons ("Bearer Bonds") and for the exchangeability of Bearer Bonds and Bonds of the same Series and Class issued in registered form ("Registered Bonds"); any such supplemental indenture may provide for payments on Bearer Bonds only outside the United States and for appointment of a foreign Paying Agent that does not satisfy the requirements of clause (ii) of the definition of the term "Eligible Investments" but is otherwise acceptable to the rating agencies that rated the initial Series of the Bonds and may also contain any provisions as may in the Issuer's judgment be necessary, appropriate or convenient (a) to permit the Bonds to be issued and sold to or held in bearer form by non-United States Persons, (b) to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to payments on the Bonds, (c) to comply, or facilitate compliance, with other applicable laws or regulations, (d) to provide for usual and customary provisions for communication (by notice publication, maintenance of lists of holders of Bearer Bonds who have provided names and addresses for such purpose, or otherwise) with holders of Bearer Bonds, or (e) to otherwise effectuate provisions for the issuance of Bearer Bonds and their exchangeability with Registered Bonds (under no circumstances will this provision allow the Trustee or the Issuer to issue a second Class of "residual interests" as defined in the Code);

                  (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted, and to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary or appropriate to conform to any provisions of the TIA, as the same may from time to time be amended; or

                  (10) if a REMIC election or elections has or have been made or will be made in respect of the Trust Estate or such other assets specified in such election and securing the Bonds of a Series, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary (i) to maintain the qualification of such assets as a REMIC under the Code or (ii) to avoid or minimize the risk of the imposition of any tax on the Issuer, the Trust Estate or another Person under the Code that would be a claim against the Issuer, Trust Estate or such other Person, as the case may be, or (iii) to prevent a REMIC Loss, provided that (a) there shall have been delivered an Opinion of Counsel to the effect that such action is necessary to maintain such qualification or to avoid any such tax or minimize the risk of its imposition or to prevent such prohibited transaction, respectively, and (b) such supplemental indenture shall not have any of the effects described in paragraphs (1) through (6) of the proviso to Section 9.2 of this Indenture.

         SECTION 9.2  Supplemental Indentures with Consent of Bondholders.

         With the consent of the Holders of Bonds representing not less than two-thirds of the Aggregate Current Principal Amount of all Outstanding Bonds in case Outstanding Bonds of all Series are to be affected or with the consent of the Holders of Bonds representing not less than two-thirds of the Aggregate Current Principal Amount of the Outstanding Bonds of each Series to be affected in case one or more, but less than all, of the Series of Outstanding Bonds are to be affected, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions, of this Indenture relating to such Series or of modifying in any manner the rights of the Holders of the Bonds of such Series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                  (1) change the Stated Maturity of the final installment of the principal of, or any installment of interest on, any Bond or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change Bond Redemption Date for any Series of Bonds, change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the Stated Maturity thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Redemption Date);

                  (2) reduce the percentage of the Aggregate Current Principal Amount of the Outstanding Bonds of any Series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their con sequences provided for in this Indenture;

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

                  (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

                  (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Debt Service Requirement for any Payment Date for any Series of Bonds (including the calculation of any of the individual components of such Debt Service Requirement) or to affect rights of the Holders of Bonds of any Series to the benefits of any provisions for the mandatory redemption of Bonds of such Series contained herein or in the related Series Supplement.

         Notwithstanding any of the foregoing, prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V hereof in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V above for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V hereof shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than 662/3% of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Trustee may in its discretion determine whether or not any Bonds of any particular Series would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Bonds of each Series to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. In addition, in executing any supplemental indenture which modifies an existing trust created by this Indenture, the Trustee shall require, as a condition of such execution or acceptance if a REMIC election or elections has or have been made or will be made in respect of the Trust Estate or such other assets specified in such election and securing such Series of Bonds, a Non-Disqualification Opinion. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.1(8)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.4  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds of any Series to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect so long as this Indenture shall then be qualified under TIA.

         SECTION 9.6  Reference in Bonds to Supplemental Indentures.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article which relates to the Series of which such Bonds are a part may, and if required by the Issuer shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of Trustee and the Issuer, to any such supplemental indenture which relates to the Series of which such Bonds are a part may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such Series.

         SECTION 9.7  Amendments to Governing Documents.

         Except as is otherwise provided in Section 3.8(c) the Trustee shall, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:

                  (1) an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.7 have been satisfied; and

                  (2) written confirmation from each of the rating agencies that rated any Series of the Issuer's Bonds that the implementation of the proposed amendment or waiver will not adversely affect their respective ratings of any Series of Bonds.

         Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under the Indenture or otherwise.

         Nothing in this Section 9.7 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by the Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.





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                                    ARTICLE X

                               REDEMPTION OF BONDS

         SECTION 10.1 Redemption.

         All the Bonds of a Series may be redeemed in whole, but not in part, on any Payment Date for such Series in accordance with and subject to the provisions relating to such redemption contained in the related Series Supplement. If the Issuer shall elect to redeem the Bonds of a Series pursuant to this Section 10.1 and the related Series Supplement, it shall furnish notice of such election to the Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Bonds shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to
Section 10.2 to each Holder of such Bonds.

         SECTION 10.2 Form of Redemption Notice.

         Unless otherwise specified in the related Series Supplement notices of redemptions of Bonds shall be given by the Trustee in the name and at the expense of the Issuer and shall be mailed, or caused to be mailed, no later than five days prior to such Payment Date on which such Bonds are to be redeemed to the Persons who were Holders of such Bonds at the close of business on the tenth Business Day prior to such Payment Date notwithstanding the Record Date otherwise applicable.

         Unless otherwise provided in the related Series Supplement, no prior notice of redemption at the request of a Bondholder or redemption of Book Entry Bonds shall be required.

                  All notices of redemption shall state:

                  (1) the Payment Date on which such redemption will take place,

                  (2) the Redemption Price at which the Bonds of such Series will be redeemed,

                  (3) the fact of payment in full on such Bonds, the place where such Bonds are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2), and that no interest shall accrue on such Bond for any period after the date fixed for redemption.

Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

         SECTION 10.3 Bonds Payable on Payment Date.

         Notice of redemption having been given as provided in Section 10.2, the Bonds or portions thereof so to be redeemed shall, on the applicable Payment Date, become due and payable at the

Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Payment Date.

         SECTION 10.4 Right of Redemption by Holder.

                  (a) Unless the Bonds of a Series have been declared due and payable prior to their Stated Maturity by reason of an Event of Default, a Holder may request the redemption of Bonds of one or more Classes of such Series if the related Series Supplement provides that such Class or Classes shall be subject to redemption as so provided in this Section 10.4. A Bondholder may request redemption by delivering the following to the Trustee on or before the Tender Date: (i) a written request for redemption in form satisfactory to the Trustee (such as the form appearing on the back of each Bond), by the Bondholder or the Bondholder's legal representative, with appropriate evidence of authority; (ii) in the case of Definitive Bonds, the certificate or certificates representing the Bond or Bonds for which redemption is being requested, and (iii) in the case of a request on behalf of a deceased Holder, appropriate evidence of death and any tax waivers requested by the Trustee. With respect to each Class of Bonds subject to redemption at the request of Holders, on each Payment Date for such Series, the Issuer shall redeem Bonds with respect to which redemption has been properly requested in the order of priority described in paragraph (b) of this Section 10.4 and subject to the limitations that (1) except as set forth in such subsection (b), the Issuer shall not, on any one Payment Date, redeem from any personal representative, surviving joint tenant or surviving tenant by the entirety of a deceased Holder more than one hundred Individual Bonds of such Series or redeem from any other Holder more than ten Individual Bonds of such Series, unless all other Holders of Bonds for which redemption has been properly requested for such Payment Date have had their Bonds redeemed up to such limitations, and (2) with respect to each Class of a Series subject to redemption pursuant to this Section 10.4, the Issuer shall, on each Redemption Date, only make redemptions to the extent of the aggregate amount of principal payable on the Bonds of such Class on such Payment Date, rounded down to the nearest Individual Bond (the "Class Redemption Amount"). Bonds which have been accepted for Redemption shall become due and payable on the applicable Redemption Date and shall cease to bear interest as of the end of the Interest Accrual Period for such Redemption Date. Upon presentation and surrender of such Bonds for redemption on or after the Redemption Date therefor, such Bonds shall be redeemed by the Issuer at the Redemption Price, together with accrued interest. Installments of interest due on or prior to a Redemption Date shall continue to be payable to the Holders of such Bonds as of the applicable Record Date according to their terms and the provisions of Section 2.9.

                  (b) Subject to the limitations provided in subsection (a) of this Section 10.4, with respect to each Redemption Date and with respect to each Class, requests for redemption of Deceased Holder Bonds shall be accepted in the order of receipt of such requests by the Trustee to the extent permitted by the one hundred Individual Bond limitation referred to in Section 10.4(a); requests for redemption of Bonds other than Deceased Holder Bonds shall be accepted in the order of receipt of such requests by the Trustee to the extent permitted by the ten Individual Bond limitation referred to in Section 10.4(a), after all requests for redemption of Deceased Holder Bonds of the same Class theretofore submitted have been accepted within the one hundred Individual Bond limitation. With respect to each Redemption Date, the Issuer shall accept requests for redemption of Deceased Holder Bonds in excess of the one hundred Individual Bond limitation, but only to the extent of the Class Redemption Amount for such Class for such Series after all requests for redemption in this subsection (b) with respect to such Redemption Date within the one hundred Individual Bond and ten Individual Bond limitations set forth above have been accepted. With respect to each Redemption Date, the Issuer shall accept requests for redemption of Bonds other than Deceased Holder Bonds in excess of the ten Individual Bond limitation, but only to the extent of the Class Redemption Amount for such Class for such Series after all other requests for redemption in this subsection (b) with respect to such Redemption Date within the one hundred Individual Bond and ten Individual Bond limitations set forth above have been accepted. With respect to each Redemption Date, the Issuer shall accept requests for redemption of Bonds other than Deceased Holder Bonds in excess of the ten Individual Bond limitation, but only to the extent of the Class Redemption Amount for such Class for such Series after all other requests for redemption in this subsection (b) with respect to such Redemption Date have been accepted. Subject to the foregoing provisions, requests for redemption shall be accepted in the order that they were received by the Trustee.

                  (c) In order to obtain redemption, the Holder or the personal representative, surviving joint tenant or surviving tenant by the entirety of a deceased Holder must deliver to the Trustee on or before the Tender Date preceding the Redemption Date: (i) a written request for redemption in form satisfactory to the Trustee (such as the form appearing on the certificate representing the Bonds), signed by the Holder or the Holder's legal representative (with appropriate evidence of authority), (ii) the certificates representing the Bond or Bonds for which redemption is being requested, and (iii) in the case of Deceased Holder Bonds, appropriate evidence of death and any tax waivers required by the Trustee. No particular forms of request for redemption or authority to request redemption are necessary (but the form set forth on the form of Bond in Section 2.2 shall be sufficient). Requests for redemption of Bonds received by the Trustee after the Tender Date preceding the Redemption Date, and requests for redemption not accepted in respect of such Redemption Date, whether on behalf of a deceased Holder or otherwise, will be treated as a request for redemption on the next succeeding Redemption Date, and the Bonds submitted will be held by the Trustee, until the request is accepted or withdrawn, except that the Trustee, in its discretion, may cancel the certificates representing any such Bonds provided that it shall maintain a record of the Bonds so cancelled and such Bonds shall continue to be deemed Outstanding for all purposes. Within the first five Business Days of any month, the Trustee shall notify each Holder whose Bonds have been accepted for redemption in whole or in part on the Redemption Date in such month. Only whole Individual Bonds may be redeemed.

                  (d) For purposes of this Section, the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Holder, and the entire principal amount of the Bond so held will be deemed to be a Deceased Holder Bond. The death of a person who, during his lifetime, was entitled to substantially all of the beneficial interests of ownership of a Bond will be deemed the death of the Holder, regardless of the registered Holder, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest shall be deemed to exist in typical cases of street name of nominee ownership, ownership under the Uniform Gifts to Minors Act, community property or other joint ownership arrangement between a husband and wife, and trust and certain other arrangements where a person has substantially all of the beneficial ownership interests in the Bonds during his or her lifetime. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Bond and the right to receive the proceeds therefrom, as well as interest and principal payable with respect thereto.

                  (e) To the extent that the Class Redemption Amount as defined under Section 10.4(a) for a Principal Payment Date exceeds the aggregate amount of Bonds of a Class to be redeemed on such Principal Payment Date at the option of the Holders of such Class, Bonds of such Class shall be mandatorily redeemed by the Issuer at the price specified in the related Series Supplement. Unless otherwise provided in the related Series Supplement, if less than all of the Bonds of any such Class are to be redeemed, the particular Bonds to be redeemed shall be selected by the Trustee from the Outstanding Bonds of such Series not previously called or accepted for redemption, not more than 30 days prior to the applicable Principal Payment Date. The Trustee shall select the Bonds to be redeemed by random lot. Only whole Individual Bonds may be redeemed.

                  The Trustee shall promptly notify the Issuer in writing of the Individual Bonds selected for redemption pursuant to this Section 10.4(e) and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed.

                  (f) Beneficial Owners of Book Entry Bonds may tender their interest in Bonds for redemption on any Principal Payment Date subject to the limitations established in this Section 10.4. If, and to the extent provided in the related Series Supplement, the Clearing Agency will receive requests for redemption and requests for withdrawal, determine the order of receipt of request for redemption, select Bonds to be mandatorily redeemed, provide notices of redemption and/or make payments of the redemption price and accrued interest, if any, in accordance with the terms and provisions of the related Series Supplement and the rules and procedures of the Clearing Agency.

                  (g) Each of the terms and provisions of this Section 10.4 may be modified, with respect to any Series, by the related Series Supplement.

         SECTION 10.5 Withdrawal of Requests.

         Any requests for redemption pursuant to Section 10.4 may be withdrawn by the persons making the same upon the delivery of a written request for such withdrawal received by the Trustee not later than the Tender Date for a given Redemption Date on which such Bond would otherwise be redeemable pursuant to

Section 10.4. If not so withdrawn, the redemption request will be irre- vocable with respect to the selection of Bonds for redemption on the Redemption Date within such month. In the event a request for redemption has been withdrawn as provided herein, the Trustee shall return the certificate representing the Bond or Bonds in respect of which the redemption request has been withdrawn or, in the case of Bonds the certificates of which were cancelled by the Trustee pursuant to Section 10.4(c), the Issuer shall execute, and the Trustee shall authenticate and deliver, new certificates representing the Bonds in respect of which the redemption request has been withdrawn, such new Bonds to be of the same date and tenor as the Bonds cancelled under Section 10.4(c) in the amount which remains outstanding.

         SECTION 10.6 Redemption Register.

         The Trustee shall maintain at its Corporate Trust Office a register in which it shall record, in the order of receipt, all requests for redemption received by the Trustee under Section 10.4. The Trustee may establish such procedures as it may deem fair and equitable in order to determine the order of receipt of requests for redemption received by the Trustee on a single day, and any such determination shall be conclusive. In establishing procedures for determining the order of receipt of request for redemption, the Trustee may designate from time to time any particular person, department or office as the designated recipient of such requests and provide that, after Holders have been notified in writing of such designation, no request for redemption will be deemed received until received by the person, department or office so designated. Unless withdrawn as provided in Section 10.5, all such requests shall remain in effect until the Bonds which are the subject of such request have been redeemed.

         SECTION 10.7 Reserved.





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

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1      Compliance Certificates and Opinions.

         Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 11.2 Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a state ment to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.1(b)(2).

         Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(d).

         SECTION 11.3 Acts of Bondholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embod ied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Bonds shall be proved by the Bond
         Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bonds.

                  (e) The Voting Record Date specified in this Indenture, or in the related Series Supplement for any Series of Bonds, shall be applicable with respect to all Acts of Bond holders under this Section 11.3.

         SECTION 11.4 Notices, etc. to Trustee and Issuer.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                  (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office, or

                  (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Section 5.1(A)(3) and (4)) if in writing and mailed, first-class postage-prepaid, to the Issuer addressed to it at 2711 N. Haskell, Suite 1000, Dallas, Texas 75204 or at any other address previously furnished in writing to the Trustee by the Issuer.

         SECTION 11.5  Notices and Reports to Bondholders; Waiver of Notices.

         Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.6  Rules by Trustee and Agents.

         The Trustee may make reasonable rules for any meeting of Bondholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 11.7  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties under the TIA shall control.

         SECTION 11.8  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9      Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 11.10     Severability.

         In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11     Benefits of Indenture.

         Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14, any alternate trustee appointed under Section 6.16 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12     Legal Holidays.

         In any case where the date of any Payment Date, Redemption Date, Special Payment Date, or any other date on which principal of or interest on any Bond or Overdue Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date, Special Payment Date, or other date for the payment of principal of or interest on any Bond or Overdue Bond, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         SECTION 11.13     GOVERNING LAW.

         IN VIEW OF THE FACT THAT BONDHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE, EACH SERIES SUPPLEMENT AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PER FORMED THEREIN.

         SECTION 11.14     Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15     Recording of Indenture.

         This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or 3.6.

         SECTION 11.16     Corporate Obligation.

         No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer or director of the Issuer or the Trustee or of any predecessor or successor of the Issuer or the Trustee with respect to the Issuer's obligations with respect to the Bonds or the obligations of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

         SECTION 11.17     Inspection.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Trustee of any right under this Section 11.17 shall be borne by the Issuer.

         SECTION 11.18     Usury.

         The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Holders of Bonds for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.

         SECTION 11.19     REMIC Status.

         The provisions of this Indenture shall be construed so as to carry out the intention of the parties that the Trust Estate and any other assets specified in such REMIC election or elections and securing a Series of Bonds, be treated as a REMIC, if a REMIC election or elections has or have been made or will be made in respect of the Trust Estate or such other assets, at all times so long as any Bond of such Series is Outstanding (or would be treated as Outstanding for purposes of a Non-Disqualification Opinion).

         SECTION 11.20     Reserved.

         SECTION 11.21     Appointment of Tax Matters Partner.

         If a REMIC election or elections has or have been made or will be made in respect of the Trust Fund or any other assets specified in such REMIC election or elections which assets secure the Bonds of a Series, the tax matters partner for each such REMIC and for all purposes of the Code shall be the Person designated as such in the related Series Supplement.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      CMC SECURITIES CORPORATION III

                                      By: /s/ Andrew F. Jacobs
                                         --------------------------------------
                                          Name:  Andrew F. Jacobs
                                          Title: Senior Vice President-
                                                 Asset and Liability Management

STATE OF TEXAS             )
                           :ss.:
COUNTY OF DALLAS           )

         On the 31st day of March, 1998, before me personally came Andrew F. Jacobs to me known, who, being by me duly sworn, did depose and say that he resides in Dallas, Texas; that he is a Senior Vice President of CMC SECURITIES CORPORATION III, the corporation described in and that executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Chris T. Krecek
                                  ----------------------------------
                                  Notary Public













Indenture - Signature Page

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Trustee


                                     By:/s/ R. Tarnas
                                        ------------------------------------
                                     Name: R. Tarnas
                                     Title: Vice President



STATE OF TEXAS             )
                           :ss.:
COUNTY OF DALLAS           )

         On the ____ day of March, 1998 before me personally came ____________________ to me known, who, being by me duly sworn, did depose and say that he/she resides in Chicago, Illinois; that he/she is a ___________ of The First National Bank of Chicago, the national banking association described in and that executed the above instrument as Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said national banking association.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     -----------------------------------
                                     Notary Public





Indenture - Signature Page